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                                                                   EXHIBIT 10.10

                      MUNICIPAL TAX-EXEMPT TRUST LEAF 2005

                         POOLING AND SERVICING AGREEMENT


         THIS POOLING AND SERVICING AGREEMENT dated as of July 13, 2005, by and among LEAF FUNDING, INC., a Delaware corporation, as originator of the Trust and as seller of the Contracts (as defined below) (the "Seller"), LEAF FINANCIAL CORPORATION, a Delaware corporation, as servicer of the Contracts ("LFC" or the "Servicer"), Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (the "Initial Purchaser"), and The Bank of New York, a New York banking corporation, as trustee (in such capacity, the "Trustee") of the Municipal Tax-Exempt Trust LEAF 2005 (the "Trust").

         In consideration of the premises and of the mutual agreements herein contained, each party agrees on its own behalf, and on behalf of the Beneficiaries as third-party beneficiaries under this Agreement, as follows:

                                    ARTICLE I

                                   Definitions

         SECTION 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Accrued Interest": For any Contract as of the close of business on the last day of any calendar month (the "determination month"), the aggregate amount of interest (calculated for each month at one-twelfth of the Contract Rate and for partial months in a fractional amount based upon actual days elapsed in such partial month (not to exceed 30), divided by 30) that has accrued for each calendar month (or partial month) from and including the Initial Month, to and including the determination month on the Outstanding Principal Balance as of the opening of business on the first day of the Collection Period beginning in the Initial Month.

         "Addition Date": Any Business Day on which Additional Contracts are transferred to the Trustee pursuant to Section 2.01, which shall not occur more frequently than twice in each calendar month.

         "Additional Contract": Any Contract transferred to the Trustee on an Addition Date pursuant to Section 2.01.

         "Additional Cut-Off Date": Each date as of which an Additional Contract is to be transferred to the Trustee pursuant to Section 2.01, as specified in the related Assignment.


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         "Additional Funds": Means the sum of (i) fifty percent (50%) of any late payment fees, Breakage Fees or other incidental charges or fees collected with respect to the Contracts and deposited into the Certificate Account pursuant to the provisions of this Agreement during a particular Collection Period, plus (ii) upon the occurrence and during the continuance of an Event of Default, all Eligible Investments Earnings with respect to a particular Collection Period.

         "Advance": The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.05, the amount of any such payment being equal to the aggregate of Scheduled Payments due on the Contracts during the related Collection Period but not received by the Servicer during the related Collection Period, other than the aggregate amount of any such delinquent payments that the Servicer, in its good faith judgment, has determined would not be ultimately recoverable from the related Contracts.

         "Affiliate": With respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person (including, with respect to the Initial Purchaser, any Entity established by it or its Affiliates). For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement": This Pooling and Servicing Agreement as originally executed and as amended, restated, modified or supplemented from time to time.

         "Applicable Margin": For any Contract, a per annum rate equal to 1.50%.

         "Assignment": An instrument of assignment substantially in the form attached to this Agreement as Exhibit A pursuant to which the Seller transfers Contracts to the Trustee.

         "Available Funds": For any Collection Period, the funds deposited into the Certificate Account pursuant to Sections 3.01(a)(i), 3.03, 3.05, 3.06 and
10.02 with respect to such Collection Period, net of any Payaheads.

         "Beneficiaries": The Certificateholders.

         "Book-Entry Certificate": Means each Certificate owned by a Certificateholder in book-entry form representing a beneficial interest in a Certificate pursuant to the provisions of Section 6.06.

         "Breakage Fees": Any fees, penalties, charges, premiums or other amounts (other than outstanding principal and accrued interest) required to be paid by an Obligor with respect to a Contract as a result of its prepayment or other early termination for any reason.

         "Business Day": A day other than (a) a Saturday or Sunday, or (b) a day on which banking institutions in the city of New York, New York are authorized or obligated by law, regulation, executive order or governmental decree to close.

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         "Certificate": A certificate representing a fractional undivided
Interest in the assets of the Trust, including, without limitation, the Contracts. Each Certificate will be issued either as a Book-Entry Certificate or, if the conditions for issuance thereof are met, a Definitive Certificate. Definitive Certificates will be issued substantially in the form attached as Exhibit B hereto.

         "Certificate Account": The account established and maintained by the Trustee pursuant to Section 3.02 in the name of the Trustee for the benefit of the Certificateholders and designated "Certificate Account, The Bank of New York, as trustee for the registered holders of Municipal Tax-Exempt Trust LEAF 2005, Adjustable Asset-Backed Certificates - Series A."

         "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register on the applicable Record Date, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate owned by the Seller, the Servicer or any Affiliate of any of them shall not have any right to participate in giving any such consent, request, waiver or demand and the Interest evidenced thereby shall not be taken into account in determining whether the requisite Interest necessary to effect any such consent, request, waiver or demand has been obtained; provided, however, that in determining whether the Trustee shall be protected in relying upon any such consent, waiver, request or demand, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded.

         "Certificate Interest Rate": With respect to any Collection Period, a per annum interest rate equal to the weighted average of the Minimum Contract Rates of all Contracts during the related Collection Period.

         "Certificate Owner": For purposes of Section 2.04 and 4.02, the beneficial owner of any Certificate (including an Entity, the assets of which include any Certificate, but not including a holder of a beneficial interest in such Entity).

         "Certificate Register": The register maintained pursuant to Section 6.02(a).

         "Claim Notice": The meaning ascribed to such term in Section
2.04(a)(iv).

         "Closing Date": The Initial Closing Date and each Addition Date.

         "Code": Internal Revenue Code of 1986, as amended.

         "Collection Period": With respect to any Distribution Date, the period commencing on the first day of the calendar month preceding the calendar month in which such Distribution Date occurs, and ending on the last day of the calendar month preceding the calendar month in which such Distribution Date occurs (or, with respect to the first Collection Period, commencing on the Initial Closing Date and ending on the last day of the calendar month in which the Initial Closing Date occurs).

         "Collections": All payments made by or on behalf of Obligors and Insurers under the Contracts (including, without limitation, payments in respect of Monthly Interest, Monthly Principal, Retained Items, Additional Funds, Payaheads and any recoupments and payments in respect of Physical Damage Insurance Policies or other insurance covering the Equipment).

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         "Contract Files": The documents pertaining to a Contract and delivered to the Trustee in accordance with Section 2.01 or otherwise held by the Servicer or its agents, as custodian, or the Trustee or its agents, including all documents relating to the Contract delivered by the Seller to either the Servicer or its agents, as custodian, or the Trustee or its agents in connection with the purchase of the Contract from the Seller.

         "Contract Rate": The rate stated in a Contract (and/or certified to by the Seller to the Trustee in a Sale Certificate prior to each Contract being purchased by the Trust) at which interest accrues on the Outstanding Principal Balance of the Contract pursuant to the terms thereof. The Contract Rate shall be expressed as a percentage rate per annum.

         "Contracts": The rights and benefits (but not the obligations) of the Seller under certain (i) state and local government installment payment master agreements, (ii) term lease master agreements and (iii) certain state and local government financing agreements or similar contracts, in each case relating to Equipment to be acquired and used by the Obligor, transferred and assigned to the Trustee pursuant to Section 2.01 and from time to time held as a part of the Trust (other than those rights and benefits under Contracts which are Purchased Contracts as of the last day of the Collection Period in which they so become Purchased Contracts). The Contracts proposed to be sold to the Trust on each Closing Date will be listed in both the Sale Certificate and the computer diskette or electronic spreadsheet file relating to such Contracts and delivered by the Seller to the Trustee on or before each Closing Date.

         "Corporate Trust Office": The office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered. At the date of the execution of this Agreement, such office is located at 101 Barclay Street, 8W, New York, NY 10286, Attention:
Asset Backed Securities Group. The Trustee may notify the Certificateholders and the Servicer of a change of address from time to time hereafter.

         "Credit Rating": The rating of an Obligor's long term, unsecured and unsubordinated indebtedness or deposits as provided by Moody's or S&P, as applicable, from time to time.

         "Cut-Off Date": With respect to the Initial Contracts, the Initial Cut-Off Date and with respect to each Additional Contract, the related Additional Cut-Off Date.

         "Defaulted Contract": For any Collection Period, a Contract with respect to which, as of or prior to the last day of such Collection Period, both
(a) any of the following has occurred: (i) such Contract is more than one-hundred twenty (120) days delinquent, (ii) a Nonappropriation has occurred or (iii) an Insolvency Event has occurred with respect to the Obligor on such Contract, and (b) the Servicer, after exercising reasonable commercial efforts, at least consistent with Servicer's then current policies and procedures, to collect all amounts due under such Contract, has terminated such Contract in accordance with its terms after determining that no further amounts will be recoverable with respect to such Contract; provided that in no event shall a Purchased Contract be deemed a Defaulted Contract.

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         "Definitive Certificate": Each Certificate owned by a Certificateholder in definitive, fully registered form without interest coupons as set forth in
Section 6.01 and Section 6.06.

         "Determination Date": The twelfth day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in the month following the month in which the Initial Closing Date occurs.

         "Distribution Date": The twenty-fifth day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in the month following the month in which the Initial Closing Date occurs.

         "Distribution Date Statement": The written statement relating to each Distribution Date prepared by the Servicer and verified in part by the Trustee as described in Section 4.02.

         "Eligibility Criteria": The criteria set forth in Exhibit D hereto which each Contract must meet in order to be eligible for purchase by the Trust, unless in each specific instance where a Contract does not meet one or more of the Eligibility Criteria at the time of purchase, the written consent of the Majority Certificateholders to such failure to meet each criterion not being met by such Contract is obtained prior to purchase of such Contract by the Trust.

         "Eligible Investments": Book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) obligations of the United States or any agency thereof, provided such obligations are guaranteed as to the timely payment of principal and interest by the full faith and credit of the United States;

                  (b) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia then assigned the highest rating by Moody's and S&P;

                  (c) interests in any money market fund (including, without limitation, a tax-exempt money market fund) which at the date of investment in such fund has the highest fund rating by Moody's and a rating of AAAm or AAAmg by S&P (which may include money market funds for which the Trustee may receive a fee as advisor, transfer agent, administrator or for performing a similar function);

                  (d) commercial paper which at the date of investment has the highest unsecured short-term debt rating by each of Moody's and S&P (including, without limitation, commercial paper meeting the foregoing criteria issued by any of the Seller, the Servicer or the Trustee);

                  (e) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof (or any U.S. branch or agency of a foreign bank) and subject to supervision and examination by federal or state banking authorities, provided that the short-term unsecured deposit obligations of such depository institution or trust company are then rated at least P-1 by Moody's and A-1 by S&P;

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                  (f) demand or time deposits of, or certificates of deposit issued by, any bank, trust company, savings bank or other savings institution, which deposits are fully insured by the Federal Deposit Insurance Corporation, provided that the long-term unsecured debt obligations of such bank, trust company, savings bank or other savings institution are rated at the date of investment at least Aa2 by Moody's and AA- by S&P;

                  (g) repurchase obligations with respect to any security described in clauses (a), (b) or (h) hereof or any other security issued or guaranteed by the Federal National Mortgage Association or any agency or instrumentality of the United States which is backed by the full faith and credit of the United States, in either case entered into with a federal agency or a depository institution or trust company (acting as principal) described in clause (e) above;

                  (h) interests in any open-end or closed-end management type investment company or investment trust (x) registered under the Investment Company Act of 1940, (y) the portfolio of which is limited to the obligations of, or guaranteed by, the United States and to agreements to repurchase such obligations, which agreements, with respect to principal and interest, are at least 100% collateralized by such obligations marked to market on a daily basis and (z) the investment company or investment trust shall take delivery of such obligations either directly or through an independent custodian designated in accordance with the Investment Company Act of 1940;

                  (i) bonds or other obligations of any state of the United States of America or of any agency, instrumentality or local governmental unit of any such state (x) which are not callable at the option of the obligor or otherwise prior to maturity or as to which irrevocable notice has been given by the obligor to call such bonds or obligations on the date specified in the notice, (y) timely payment of which is fully secured by a fund consisting only of cash or obligations of the character described in paragraph (a) or (b) of this definition of "Eligible Investments," which fund may be applied only to the payment when due of such bonds or other obligations and (z) rated in the highest long-term rating categories by Moody's, S&P and Fitch (if rated by Fitch) and one of the two highest short-term rating categories by Moody's, S&P and Fitch (if rated by Fitch); and

                  (j) such other investments as are acceptable to the Majority Certificateholders.

Eligible Investments, if otherwise satisfying the criteria set forth above, may be obligations of, or may be purchased by or through, the Trustee or its Affiliates.

         "Eligible Investments Earnings": With respect to any Collection Period, any income and gain, less the amount of any losses, realized on all Eligible Investments in the Certificate Account.

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         "Entity": A pass-through entity for federal income tax purposes (such as a grantor trust or partnership).

         "Equipment": To the extent subject to a Contract, the computer equipment or other property which is financed by an Obligor under any Contract, together with all additions, modifications or upgrades thereto and all substitutions and replacements thereof.

         "Equipment Modification": The meaning ascribed to such term in Section 3.01(a)(i).

         "Event of Default": An event described in Section 8.01(a).

         "Final Maturity Date": The meaning ascribed to such term in Section 10.01(a).

         "Fitch": Fitch, Inc.

         "Gross-Up Amount": The amount calculated pursuant to Section 2.04(b)(iii).

         "Indemnity Amount": The amount payable by the Seller as provided in
Section 2.04(b)(i) and (ii).

         "Initial Closing Date": The first date on which Contracts are purchased by the Trust pursuant to this Agreement.

         "Initial Contracts": The Contracts transferred to the Trustee on the Initial Closing Date pursuant to Section 2.01.

         "Initial Cut-Off Date": The Initial Closing Date.

         "Initial Month": For any Contract as of the last day of any calendar month (the "determination month"), the later of (a) the calendar month in which a Scheduled Payment was last due on the Contract, but not earlier than July, 2005, and (b) the calendar month following the month in which a Prepayment was last deemed to have been collected with respect to such Contract (unless such following calendar month is the determination month, in which case clause (a) shall apply), but not earlier than July, 2005.

         "Initial Purchaser": Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation.

         "Insolvency Event": The occurrence of any of the following: (i) an Obligor ceases to be able to, or admits in writing its inability to, pay its debts when and as they become due; (ii) an Obligor files, or consents by answer or otherwise to the filing against it or any substantial portion of its assets of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation, or takes advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction;
(iii) an Obligor makes an assignment for the benefit of its creditors; (iv) the entry of a decree or order by a court of competent jurisdiction for the appointment of a custodian, receiver, trustee, liquidator or other officer with similar powers with respect to the Obligor or with respect to any substantial part of the Obligor's assets, or for the winding up or liquidation of the Obligor's affairs, and either (A) the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days, or (B) the Obligor's consent to any such decree or order; or (v) an Obligor is adjudicated as insolvent or to be liquidated.

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         "Insurers": Insurers issuing Physical Damage Insurance Policies or other insurance covering the Equipment.

         "Interest": Each Certificateholder's (or, for purposes of Section 2.04, each Certificate Owner's) fractional undivided interest in the Contracts. A Certificateholder's (or, for purposes of Section 2.04, a Certificate Owner's) Interest equals the Outstanding Principal Amount of the Certificate held by such Certificateholder (or Certificate Owner) divided by the aggregate Outstanding Principal Amount of all Certificates.

         "Interest Components of Scheduled Payments": The portion of Scheduled Payments that, according to the Servicer's customary procedures (including, without limitation, calculation based upon a 360-day year made up of twelve 30-day months), and based on the accrual method, is allocable to interest on the related Contract.

         "Interest Distribution Amount": With respect to the Certificates and any Distribution Date, the sum of (i) the aggregate amount of interest accrued at the Certificate Interest Rate during the Collection Period ending immediately prior to such Distribution Date on an amount equal to the aggregate Pool Balance as of the first day of such Collection Period, minus (ii) the sum of (A) the amount paid to the Trustee on such Distribution Date pursuant to Section 3.09(b)(ii) and (B) the amounts distributed pursuant to Section 3.09(b)(iii) and
(iv) on such Distribution Date, plus (iii) any Unpaid Interest Amount. The Interest Distribution Amount will be calculated based upon a 360-day year made up of twelve 30-day months.

         "Interest Portion": The portion of any Prepayment that, according to the Servicer's customary procedures (including, without limitation, calculation based upon a 360-day year made up of twelve 30-day months), and based on the accrual method, is allocable to interest on the related Contract. Pursuant to the Servicer's customary procedures, any Prepayment, including a partial Prepayment, is required to include accrued but unpaid interest on the entire Outstanding Principal Balance of the Contract through the date such Prepayment is collected.

         "Interest Shortfall": With respect to the Certificates and any Distribution Date, the amount by which the amount calculated in accordance with clauses (i) and (ii) of the definition of Interest Distribution Amount exceeds the amount of interest actually distributed on the Certificates on such Distribution Date (whether out of the Certificate Account or out of the Reserve Account).

         "Investment Notice": The document described as such in Section 5.02(a)(i).

         "LFC": LEAF Financial Corporation, a Delaware corporation.

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         "Lien": Any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind. For the purpose hereof, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Lockbox": The post office box to which payments representing Collections (other than Wire Payments) are to be mailed as set forth in Section 3.03(a).

         "Lockbox Account": The account described as such in Section 3.03(b).

         "Majority Certificateholders": Certificateholders representing more than 50% of the aggregate Outstanding Principal Amount of the Certificates.

         "Merrill Lynch": Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation.

         "Minimum Contract Rate": For each Contract proposed to be purchased by the Trust on each Closing Date, a per annum rate of interest equal to (a) with respect to each Contract with an Original Principal Balance less than $100,000, the Municipal Index Rate applicable to the average life of such Contract as of the first day of the calendar month in which the Closing Date occurs, plus (i) the Applicable Margin and (ii) the Premium Margin (if any), (b) with respect to each Contract with an Original Principal Balance of $100,000 or more, the Municipal Index Rate applicable to the average life of such Contract as of such Closing Date, plus (i) the Applicable Margin and (ii) the Premium Margin (if any), or (c) notwithstanding the foregoing, if the Seller and the Majority Certificateholders have previously agreed in writing to a specific Minimum Contract Rate with respect to a Contract, the Minimum Contract Rate for such specified Contract shall be such previously agreed amount, so long as any expiration date provided for in such agreement has not passed as of the date that the Minimum Contract Rate is being determined; provided, however, that the Majority Certificateholders may notify the Trustee and Servicer of a revised Minimum Contract Rate, or the method of determining same, at any time and from time to time in order to reflect the occurrence of unusual market conditions or excess volatility, and such revised Minimum Contract Rate or method of determining same shall be effective as of the first day of the calendar month immediately following the month in which the Trustee and Servicer have received written notice thereof from the Majority Certificateholders; provided, further, that if the Majority Certificateholders subsequently determine (in their sole discretion) that the unusual market conditions or excess volatility resulting in the revised Minimum Contract Rate or method of determining same have ceased, they shall give notice thereof to the Trustee and Servicer, and the Minimum Contract Rate and/or method of determining same shall thereupon return to the original Minimum Contract Rate as of the first day of the calendar month immediately following the month in which the Trustee and Servicer have received written notice thereof from the Majority Certificateholders.

                  "Monthly Interest": For any Distribution Date and each Contract, the sum without duplication of (a) the Interest Component of any Scheduled Payment due and received by the Servicer on such Contract during the related Collection Period, including any Advances with respect thereto, plus (b) the Interest Component of any Scheduled Payments due on such Contract during prior Collection Periods, but unpaid by the Obligor and not advanced against by the Servicer, and received by the Servicer during the related Collection Period, plus (c) the Interest Portion of Prepayments received by the Servicer during the related Collection Period (but in the case of any amounts described in clauses
(a), (b) and (c), only to the extent that the aggregate of such amounts does not exceed the Accrued Interest in respect of such Contract as of the last day of the calendar month immediately preceding the month in which such Distribution Date occurs).

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         "Monthly Principal": For any Distribution Date and each Contract, the sum without duplication of (a) the Principal Component of the Scheduled Payment due on such Contract during the related Collection Period and received by the Servicer during the related Collection Period, including any Advances with respect thereto, plus (b) the Principal Component of Scheduled Payments due on such Contract, but unpaid by the Obligor and not advanced against by the Servicer, during prior Collection Periods and received by the Servicer during the related Collection Period, plus (c) the Principal Portion of Prepayments received by the Servicer during the related Collection Period.

         "Moody's": Moody's Investors Service, Inc.

         "Municipal Index Rate": With respect to any Contract for which the Minimum Contract Rate is being determined, the yield, expressed as a percentage, as of the date of determination for a high grade municipal bond with a maturity equal to the remaining average life of the Contract for which a Minimum Contract Rate is being determined, as set forth in the Municipal Market Data Line published on page {MMDL} by Bloomberg Financial Services, Inc. on the page entitled "AAA Municipal Yields" and in the row for a maturity equal to the remaining average life of the Contract for which a Minimum Contract Rate is being determined.

         In the event Municipal Market Data no longer announces or publishes the "AAA Municipal Yields" yield curve rate, the Municipal Index Rate shall be determined by using the Consensus Scale Rate for a maturity equal to the remaining average life of the Contract for which a Minimum Contract Rate is being determined. The Consensus Scale yield curve is published daily by Municipal Market Advisors on their web site (http://www.theconsensus.com/). The yield curve used for determining the Municipal Index Rate will be the "Median" of "The Consensus Mid-Market" curve. In the event Municipal Market Advisors no longer announces or publishes the Consensus Scale, the Municipal Index Rate shall be determined in good faith by the Majority Certificateholders and provided in writing to the Trustee and the Seller.

         "Nonappropriation": The failure of the governing body of any Obligor to appropriate funds sufficient for such Obligor to make all or any portion of the Scheduled Payments pursuant to the related Contract as provided in such Contract.

         "Nonappropriation Provision": A provision in a Contract which permits the Obligor to terminate the Contract as a direct result of the occurrence of a Nonappropriation.

         "Obligors": The original obligors under the Contracts and their successors and assigns.

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         "Officer's Certificate": A certificate signed by a Responsible Officer of the Servicer, the Trustee, the Seller, or by any Certificateholder, as applicable.

         "Opinion of Counsel": A written opinion signed by legal counsel satisfactory to the Trustee, which counsel may be an employee of or counsel to the Trustee, the Servicer, the Seller or a Certificateholder.

         "Original Certificate": The meaning ascribed to such term in Section 5.01(a).

         "Original Pool Balance": The sum of (a) the aggregate Outstanding Principal Balance of the Initial Contracts transferred to the Trust as of the Initial Cut-Off Date, plus (b) the aggregate Outstanding Principal Balance of all Additional Contracts transferred to the Trust as of their respective Additional Cut-Off Dates.

         "Original Principal Amount": Means, with respect to a Definitive Certificate, the amount shown on the face thereof, and with respect to a Book-Entry Certificate, the amount recorded as such with respect to the Certificateholder in the Certificate Register.

         "Outstanding Advances": With respect to any Contract, from time to time, the aggregate amount calculated as such pursuant to Section 3.05.

         "Outstanding Principal Amount": For any Certificate on any date of determination, the outstanding principal amount of such Certificate after giving effect to both: (a) all principal payments allocable thereto made with (i) distributions of Monthly Principal, (ii) payments out of the Reserve Account as provided by Section 3.09(d) and (iii) payments out of the Pre-Funding Account as provided by Section 5.04(d), as well as (b) the writing-off of a portion of such principal as provided in Section 3.09(d)(ii), all as provided by Servicer and verified as to mathematical accuracy by the Trustee, in its capacity as calculation agent hereunder. The Outstanding Principal Amount on any date of determination for any Certificate shall be as reflected on the books and records of the Trustee.

         "Outstanding Principal Balance": With respect to any Contract and any date of determination, 100% of the aggregate amount of all Principal Components of Scheduled Payments due after such date and remaining unpaid.

         "Payahead": For any Contract, any payment by the Obligor of one or more Scheduled Payments (or any portion thereof) due after the date on which such payment is made, which, in accordance with the Servicer's customary procedures, is applied to make the Scheduled Payment(s) on the date(s) due.

         "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

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         "Physical Damage Insurance Policy": Any fire, property damage or other hazard insurance policy or program maintained by any Person (including the Seller or the Obligor) with respect to any Equipment.

         "Pool Balance": As of the opening of business on any date of determination, the sum of the Outstanding Principal Balances of each Contract as of such date, determined after taking into account, without duplication, (a) the Principal Components of Scheduled Payments collected in preceding Collection Periods, (b) the Principal Portion of Prepayments collected in preceding Collection Periods, and (c) the writing-off of the Outstanding Principal Balance of Defaulted Contracts which are not Purchased Contracts.

         "Pool Factor": As of the opening of business on the first day of any Collection Period, the decimal number equal to the Pool Balance as of such day divided by the Original Pool Balance as of such day, rounded to seven decimal places, with 0.00000005 or higher being rounded up to 0.0000001.

         "Pre-Funding Account": The account established and maintained by the Trustee pursuant to Section 5.04 in the name of the Trustee for the benefit of the Certificateholders and designated "Pre-Funding Account, The Bank of New York, as trustee for the registered holders of Municipal Tax-Exempt Trust LEAF 2005, Adjustable Asset-Backed Certificates - Series A."

         "Pre-Funding Account Earnings": With respect to any Collection Period, any income and gain, less the amount of any losses, realized on all Eligible Investments in the Pre-Funding Account.

         "Premium Amount": For any purchase of Contracts from the Seller by the Trust on a Closing Date, an amount provided by the Seller to the Trustee in the Sale Certificate relating to such Closing Date equal to, with respect to each Contract, the amount (if any) to be paid by the Seller to the vendor(s) of Equipment relating to such Contract on the date of purchase in excess of the purchase price of such Equipment. The Premium Amount relating to each Contract shall be reduced on each Distribution Date by any Premium Interest Amount paid to the Certificateholders on such date. Notwithstanding anything herein to the contrary, the Premium Amount relating to each Contract on any Closing Date shall not exceed two percent (2%) of the Outstanding Principal Balance of such Contract as of such Closing Date.

         "Premium Interest Amount": With respect to each Distribution Date, an amount equal to the amount of accrued interest on the Certificates actually paid to the Certificateholders on such Distribution Date pursuant to Sections 3.09(b)(v) and 3.09(d), minus the excess of (a) the Interest Distribution Amount with respect to such Distribution Date over (b) an amount equal to the Interest Distribution Amount with respect to such Distribution Date, assuming the Certificate Interest Rate with respect to such Collection Period was calculated as the weighted average of the Minimum Contract Rates of all Contracts during such Collection Period, excluding the Premium Margin from each Minimum Contract Rate.

         "Premium Margin": For any Contract, a per annum interest rate on the Outstanding Principal Balance of such Contract determined by the Servicer as of the date such Contract is acquired by the Trust such that, over the period from the Closing Date when such Contract is acquired by the Trust, to the expiration of the term of such Contract, and based upon scheduled payments of principal thereunder, any Premium Amount paid by the Trust to the Seller for such Contract will be fully amortized.

         "Prepayment": For any Contract, (a) any payment by the Obligor of a Scheduled Payment or Payments (or a portion thereof) due after the date on which such payment is made, other than a Payahead, and (b) in the case of a Purchased Contract, the payment of the Purchase Amount.

         "Principal Components of Scheduled Payments": The portion of Scheduled Payments that, according to the Servicer's customary procedures and based on the accrual method, is allocable to the principal balance of the related Contract.

         "Principal Portion": The portion of any Prepayment that, according to the Servicer's customary procedures and based on the accrual method, is allocable to the principal balance of the related Contract.

         "Purchase Amount": The amount set forth as such pursuant to Section 2.01(e).

         "Purchase Date": The meaning ascribed to such term in Section 5.03.

         "Purchased Contract": Any Contract repurchased by the Seller pursuant to Section 2.01, 2.03, 2.04 or 10.02, or purchased by the Servicer pursuant to
Section 3.01.

         "Ramp-up Period": The period from the date hereof through July 31, 2006.

         "Record Date": The close of business on the last Business Day of the calendar month preceding the month of the related Distribution Date.

         "Related Documents": With respect to a Contract, the material documents, if any, delivered to the Seller or Servicer in connection therewith, including, without limitation, financial statements, governing board resolutions or minutes of a governing board and opinions of counsel.

         "Relevant Distribution Date": The Distribution Date specified in
Section 2.04(c).

         "Required Deposit Rating": A rating on short-term deposits of at least A-1 from S&P, P-1 from Moody's or F-1 from Fitch.

         "Reserve Account": The account established and maintained by the Trustee pursuant to Section 3.04 in the name of the Trustee for the benefit of the Certificateholders and designated "Reserve Account, The Bank of New York, as trustee for the registered holders of Municipal Tax-Exempt Trust LEAF 2005, Adjustable Asset-Backed Certificates - Series A."

         "Responsible Officer": When used with respect to the Servicer or the Seller, the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president (whether or not designated by numbers or words added before or after the title "vice president"), the secretary, the treasurer, any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Servicer or the Seller customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, and when used with respect to the Trustee, any officer in its Corporate Trust Department - Structured Finance Unit, including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary, Corporate Trust Officer or any other officer performing functions similar to those performed by such officers or any Person to whom any corporate trust matter is referred to by the Trustee because of such Person's knowledge of and familiarity with the particular subject, in each case to the extent such officer or Person has responsibility for performance of any of the Trustee's obligations hereunder.

         "Retained Item": With respect to a Contract, (i) any principal amount due on such Contract prior to the related Cut-Off Date and any interest accrued on such Contract prior to the day immediately preceding the related Cut-Off Date, (ii) any amounts described in Section 3.08 and (iii) fifty percent (50%) of any late payment fee, Breakage Fee or other incidental charge or fee collected with respect to such Contract; provided, however, that the amount of Retained Items calculated pursuant to this clause (iii) may be reduced on one or more Distribution Dates as provided in Section 3.09(a)(ii).

         "S&P": Standard & Poor's Ratings Group, a Division of The McGraw-Hill Companies, Inc.

         "Sale Certificate": A certificate executed by a duly authorized officer of the Seller on or prior to each Closing Date in a format and containing the information approved in writing by the Majority Certificateholders from time to time, but including, without limitation, the following information with respect to each Contract proposed to be purchased by the Trust on the applicable Closing Date, determined as of such Closing Date: (i) date of execution and Contract number, (ii) final maturity date, (iii) average life, (iv) Obligor, (v) Outstanding Principal Balance, (v) Contract Rate, (vi) payment frequency, (vii) Equipment related to the Contract, (viii) vendor of Equipment, (ix) Obligor address and (if different) location to which Equipment will be delivered, (x) Premium Amount, (xi) purchase price to be paid for such Contract by the Trust calculated in accordance with Section 2.01, (xii) Applicable Margin, (xiii) Premium Margin, (xiv) Minimum Contract Rate and (xv) a certification that such Contract fully satisfies all of the Eligibility Criteria, or if it does not, an express statement that certain Eligibility Criteria are not met by the Contract and a specific listing of all such Eligibility Criteria not met by the Contract.

         "Scheduled Payment": With respect to a Contract, any payment required to be made by the Obligor.

         "Seller": LEAF Funding Inc., a Delaware corporation.

         "Servicer": LFC, or its successor in interest or any Successor Servicer appointed as herein provided.

         "Servicer Breaches": The meaning ascribed to such term in Section 7.01(b).

         "Service Transfer": The termination of the Servicer as servicer hereunder as described in Section 8.01(b).

         "Servicing Fee": The fee payable to the Servicer as provided in Section 3.11(a).

         "Servicing Fee Rate": A rate equal to 0.50% per annum.

         "Servicing Functions": The functions of the Servicer hereunder as described in Section 8.01(b).

         "Servicing Officer": Any officer of the Servicer or any agent of the Servicer involved in, or responsible for, the administration or servicing of the Contracts whose name appears on a list of servicing officers furnished to the Trustee by the Servicer in an Officer's Certificate, as such list may from time to time be amended.

         "Subservicer": Any Person to which the Servicer from time to time may delegate all or any part of its servicing obligations hereunder.

         "Successor Servicer": The successor to the Servicer as defined in
Section 8.01(c).

         "Tax Rate": With respect to any Certificate Owner for any calendar month, the lesser of (a) the highest stated statutory marginal corporate federal income tax rate on taxable income in effect during the calendar year (or portion thereof) in which such calendar month occurs, expressed as a decimal (disregarding the effect of disallowed deductions or similar items on such marginal rate) and (b) 0.35.

         "Tax Return Preparer": The Initial Purchaser or such other Person as may be designated as such by the Servicer by notice to the Trustee.

         "Transition Expenses": All reasonable costs and expenses incurred by a Successor Servicer in connection with a transfer of servicing pursuant to
Section 8.02 to the extent not paid by the outgoing Servicer pursuant to Section 8.01(d).

         "Trust": The Municipal Tax-Exempt Trust LEAF 2005 created by this Agreement, the corpus of which consists of the items listed in Section 2.01.

         "Trust Corpus" The meaning ascribed to such term in Section 2.01(a).

         "Trustee": The Bank of New York, a New York banking corporation, as Trustee hereunder, or its successor in interest or any successor trustee appointed as herein provided.

         "Unpaid Interest Amount": With respect to the Certificates and any Distribution Date, the sum of the Interest Shortfalls for the Certificates from each prior Distribution Date, plus interest on the amount of each such Interest Shortfall from the Distribution Date where it was initially determined until the Distribution Date on which it was ultimately paid at the applicable Certificate Interest Rate(s) during such period(s), minus amounts paid to the Certificates with respect to the Unpaid Interest Amount (as part of the Interest Distribution Amount) on all previous Distribution Dates.

         "Wire Payments": The meaning ascribed to such term in Section 3.03(a).

         SECTION 1.02. Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a permanent visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including " means "including without limitation".

         SECTION 1.03. Calculation of Interest. All calculations of interest accruing on both the Contracts and the Certificates provided for herein shall be made on the basis of a 360-day year made up of twelve 30-day months.

                                   ARTICLE II

                          Conveyance of the Contracts;
                     Original Issuance of the Certificates;

         SECTION 2.01. Conveyance of the Contracts.

                  (a) The Seller shall sell, transfer, assign, deliver, set over and convey to the Trustee, in trust for the sole benefit of the Certificateholders, finally without recourse or reversion, all right, title and interest of the Seller in and to (i) on the Initial Closing Date, the Initial Contracts as of the Initial Cut-Off Date, and on each Addition Date, the Additional Contracts as of the related Additional Cut-Off Date, and all moneys due and to become due thereunder on or after the Initial Cut-Off Date or Additional Cut-Off Date, as the case may be, (ii) the Equipment, (iii) any proceeds with respect to the Contracts from claims on any Physical Damage Insurance Policy or other insurance covering the Equipment and (iv) the proceeds of any and all the foregoing (collectively, the "Trust Corpus"). The sale by the Seller will not constitute and is not intended to result in an assumption by the Trustee or any Certificateholder of any obligation of the Seller to the Obligors or any other Person in connection with the Contracts, the Contract Files, any Physical Damage Insurance Policy or other insurance covering the Equipment or under any agreements or instruments relating to any of the foregoing. In consideration for each such sale of the Trust Corpus, the Trustee, as paying agent, shall pay to the Seller on the Closing Date, cash in an amount equal to the sum of (i) 100% of the Outstanding Principal Balance of the Contracts transferred to the Trust on such Closing Date and (ii) the Premium Amount.

                  Notwithstanding the foregoing, however, the Trust shall not be obligated to purchase any Contracts on any Closing Date, and the Trustee shall not purchase them, unless a Responsible Officer of the Trustee has confirmed each of the following:

                           (i) the Trustee has received all documents and materials from the Seller, the Servicer and their counsel described in
         Section 2.01(b) which are required to be delivered to the Trustee including, without limitation, the Sale Certificate from the Seller with respect to the proposed purchase of Contracts on such Closing Date;

                           (ii) the Trustee has given the Certificateholders written notice (together with a copy of the Sale Certificate (and attachments thereto) and computer diskette or electronic spreadsheet file provided to the Trustee by the Seller with respect to such Contracts) of its intent to purchase such Contracts on such Closing Date at least two (2) Business Days' prior to such Closing Date (unless this requirement is waived by the Majority Certificateholders);

                           (iii) if the Sale Certificate expressly states that any of the Contracts proposed to be purchased by the Trust on such Closing Date do not meet one or more of the Eligibility Criteria, the Trustee has received the prior written consent of the Majority Certificateholders to the purchase of each such Contract not meeting all of the Eligibility Criteria, including, with respect to each such Contract being consented to, a specific reference in such consent to each of the Eligibility Criteria not being met by such Contract;

                           (iv) if the Sale Certificate proposes the purchase of Contracts with an aggregate Outstanding Principal Balance in excess of $1,000,000 on such Closing Date, the Trustee has received the prior written consent of the Majority Certificateholders to the purchase of all such Contracts; and

                           (v) no Responsible Officer of the Trustee has received written notice from the Majority Certificateholders that they wish to liquidate and withdraw all funds on deposit in the Pre-Funding Account as provided in Section 5.04(d) on a date earlier than the earliest date set forth on any of the purchase orders received from the Seller with respect to the Equipment relating to such Contract, and either

                                    (A) the purchase price to be paid for such
                  Contracts set forth in the Sale Certificate does not exceed the balance on deposit in the Pre-Funding Account as of the Closing Date or

                                    (B) if additional Certificates are being
                  purchased on such Closing Date, (1) the purchase price to be paid for such Contracts set forth in the Sale Certificate does not exceed the balance on deposit in the Pre-Funding Account as of the Closing Date plus the aggregate Outstanding Principal Amount of all Certificates to be purchased on such Closing Date and (2) the Trust has received the full amount of the purchase price for all Certificates being purchased on such Closing Date.

                  (b) In connection with the transfer and assignment of the Contracts on each Closing Date, on or prior to each Closing Date, the Seller, the Servicer and their counsel shall deliver to the Trustee (or in the case of (iv), to the Servicer (or its Subservicer) as custodian on behalf of the Trustee, to be returned to the Trustee upon its written request) with respect to the Contracts proposed to be sold to the Trust on such Closing Date:

                           (i) an executed Sale Certificate (and, if applicable, attached thereto copies of any written agreement(s) among the Seller and the Majority Certificateholders setting forth the Minimum Contract Rates(s) of any Contracts(s) determined pursuant to clause (b) of the definition of "Minimum Contract Rate");

                           (ii) a computer diskette or electronic spreadsheet file providing information with respect to each of the Contracts as described in the definition of "Contracts" above, including, without limitation, all information appearing in the Sale Certificate;

                           (iii) an executed Assignment;

                             (iv) the Contract Files, including the original
                  executed Contracts (with photocopies of same and a written certification that such photocopies represent a true and complete copy of all such Contract Files being provided to the Trustee), which Contracts shall identify the related Equipment by, at a minimum, model number and serial number;

                           (v) on the Initial Closing Date only, filed stamped
                  copies of the UCC-1 financing statements described in Sections 2.01(c) and 11.15;

                           (vi) on the Initial Closing Date only, an executed
                  opinion from counsel for the Seller, addressed to the Initial Purchaser and the Trustee and dated the Initial Closing Date, satisfactory in form and substance to the Initial Purchaser, regarding the true sale of the Contracts by the Seller to the Trust, for the benefit of Certificateholders, on such Initial Closing Date and each subsequent Closing Date (with an original execution copy of such opinion also being delivered to the Initial Purchaser on the Initial Closing Date);

                           (vii) a certificate of each of the Seller and
                  Servicer, signed by an executive officer thereof, dated the applicable Closing Date, to the effect that:

                                    (A) the representations and warranties of
                  the Seller and Servicer in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on such date, and each of the Seller and Servicer has complied with all the agreements, performed all the obligations and satisfied all the conditions on its part to be complied with, performed or satisfied under this Agreement at or prior to the Closing Date; and

                                    (B) since the date of the Servicer's most
                  recent audited financial statements, there has been no material adverse change, or any development respecting a prospective change, in the condition (financial or other) of the Servicer or the Seller, whether or not arising from transactions in the ordinary course of business; and

                                    (C) (solely in the Servicer's certificate),
                  no event with respect to the Servicer has occurred and is continuing which would constitute an Event of Default or an event that with notice or lapse of time or both would become an Event of Default under this Agreement.

                           (viii) photocopies of all purchase orders issued by
                  the Seller to all vendors of the Equipment relating to such Contracts, together with a written certification that such photocopies represent a true and complete copy of all such purchase orders; and

                           (ix) such other documents as the Trustee may
                  reasonably request.

                  (c) Prior to the Initial Closing Date, the Seller, for the benefit of the Trustee, shall, in connection with the conveyance described in
Section 2.01(a), deliver to the Servicer, the financing statements described in Exhibit C. The Seller shall also arrange for the delivery to the Servicer or its assignee, as applicable, of any appropriate Uniform Commercial Code continuation statements as may be necessary in connection with the financing statements referenced in the foregoing sentence. The Servicer shall cause such UCC-1 financing statements to be filed or recorded in all such appropriate places, and shall take all other actions necessary to perfect (i) the first priority ownership interests granted by the Seller to the Trustee in the Trust Corpus pursuant to Section 2.01 and (ii) the first priority security interests granted by the Seller to the Trustee in the Trust Corpus pursuant to Section 11.15. The Servicer shall provide file stamped copies of all such UCC-1 financing statements to the Trustee. The Servicer shall arrange for filing any appropriate Uniform Commercial Code continuation statements or other appropriate forms, notices or documents in connection with the ownership interests and security interests granted by the Seller to the Trustee hereunder, and shall provide file stamped copies of same to the Trustee. The Trustee shall have no obligation to file or record any instrument or other document, including any UCC-1 financing statement or continuation statement, and shall have no liability for the failure to perfect or the loss of perfection of any security interest in the Trust Corpus.

                  (d) All other documents or records delivered by the Seller in connection with the sale, transfer or assignment of the Contracts will be retained by or on behalf of the Servicer (or its Subservicer), as custodian on behalf of the Trustee, and will be delivered to the Trustee upon written request of the Trustee.

                  (e) If any document or documents constituting a part of a Contract File are defective with respect to any Contract in any respect which materially and adversely affects the interests of the Certificateholders, then the Trustee or the Servicer, after the Servicer or a Responsible Officer of the Trustee obtains knowledge of such defect, shall promptly notify the Seller, whereupon the Seller shall have a period of three months, or such longer period as the Trustee, acting at the direction of the Majority Certificateholders, may consent to, within which to correct or cure any such defect. If any such material defect has not been corrected or cured in all material respects, notwithstanding any other provision of this Agreement (except as provided in this sentence) including the restrictions or limitations set forth in this
Section 2.01, the Seller will, as of the last day of the third calendar month after the month in which the Trustee or the Servicer so notifies the Seller with respect to such defect (or earlier if the Seller elects), repurchase the related Contract from the Trustee at a price equal to, without duplication, the sum of
(i) the Outstanding Principal Balance of such Contract plus, without duplication, the aggregate amount of all Principal Components of Scheduled Payments on such Contract due prior to the last day of the Collection Period as of which such repurchase occurs not previously made by the Obligor or advanced by the Servicer; (ii) the amount of any Outstanding Advances made in respect of such Contract; (iii) the aggregate amount of all Interest Components of Scheduled Payments on such Contract due prior to the last day of such Collection Period not previously made by the Obligor or advanced by the Servicer, (iv) the amount that would constitute Accrued Interest with respect to the Contract (calculated as of the last day of such Collection Period) and (v) an amount equal to the Premium Amount relating to such Contract as of the last day of such Collection Period (collectively, the "Purchase Amount"); provided, however, that any such material defect in respect of a Contract shall not cause the Seller to repurchase such Contract pursuant to this paragraph so long as the Obligor continues to make its Scheduled Payments or the Servicer is making Advances in respect thereof, it being understood that if the Obligor ceases to continue making its Scheduled Payments and the Servicer fails to make Advances in respect thereof the Seller will, if at that time such defect with respect to such Contract has not been corrected or cured and such defect materially and adversely affects the interests of the Certificateholders, repurchase such Contract. The Purchase Amount shall be deposited by the Seller in the Certificate Account in immediately available funds at least one (1) Business Day prior to the Distribution Date which relates to the Collection Period in which such repurchase occurs and shall be distributed as provided herein on such Distribution Date and, upon receipt by the Trustee of written notification of such deposit signed by a Responsible Officer of the Seller and verification by the Trustee of the receipt of such deposit, the related Contract Files shall be deemed to be released to the Seller and the related Contract shall be deemed transferred and assigned back to the Seller, without recourse, representation or warranty. The Trustee shall promptly reimburse the Servicer for any Outstanding Advances made in respect of such Contract upon the funds deposited in respect of the Purchase Amount becoming available. It is understood and agreed that the enforcement of the obligation of the Seller to repurchase any Contract as to which a material defect in a constituent document exists and to make the payments described in this Section 2.01(e) and Section 2.04 shall constitute the sole remedy against the Seller with respect to such defect available to the Trust, the Certificateholders or the Trustee on behalf of the Certificateholders.

         SECTION 2.02. Acceptance by Trustee; Servicer. The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the Contracts and other property conveyed to the Trustee from time to time by the Seller in accordance with Section 2.01. The Trustee hereby declares that it holds and will hold such property and the documents constituting a part of the Contract Files delivered to it as trustee and the remainder of the corpus of the Trust in trust, upon the terms herein set forth, for the sole use and benefit of the Certificateholders. The Trustee hereby appoints the Servicer as custodian to hold the Contract Files in safekeeping for the benefit of the Certificateholders. The Trustee shall not be responsible for any of the duties or obligations of the Servicer, or for any action or inaction, including any misconduct or negligence, on the part of the Servicer.

         The Servicer, by execution and delivery hereof, accepts its appointment as custodian of, and acknowledges receipt of, the Contract Files. The Servicer shall indicate in its computer files that the Contracts have been sold to the Trust for the benefit of all present and future Certificateholders and shall maintain accurate records pertaining to each Contract as will enable the Servicer and the Trustee to comply with the terms and conditions of this Agreement. The Servicer shall make the Contract Files available to the Trustee and the Certificateholders for inspection by the Trustee at such times as the Trustee or any Certificateholder shall reasonably request. The Trustee agrees that the Servicer shall be entitled to rely and act upon advice of counsel with respect to its performance as custodian of the Contract Files and shall be without liability for any action reasonably taken in good faith pursuant to such advice, provided that such action is not in violation of applicable federal or state law. The Servicer agrees to return the Contract Files to the Trustee upon its written request.

         SECTION 2.03. Representations and Warranties of the Seller and
Servicer.

                  (a) The Seller hereby represents and warrants to the Trustee that as of the date hereof and as of each Closing Date, unless expressly stated otherwise:

                           (i) Corporate Existence and Power. The Seller (A) is
a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, (B) has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and (C) is duly qualified to transact business as a foreign corporation in each jurisdiction where the nature of its business requires the same except where the failure to so qualify would not have a material adverse effect on its ability to perform its obligations hereunder or on the enforceability by it of a material amount of Contracts.

                           (ii) Authorization of Seller. The execution, delivery
and performance by the Seller of this Agreement are within the Seller's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except such as have been taken or made), do not require the consent or approval of any Person under any Contract or other agreement or instrument to which the Seller is a party (except such as have been obtained), and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Seller or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Seller.

                           (iii) Binding Effect on Seller. This Agreement
constitutes a legal, valid and binding agreement of the Seller enforceable in accordance with its terms except as (A) the enforceability thereof may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) the availability of equitable remedies may be limited by equitable principles of general applicability.

                           (iv) Contracts.

                                    (A) The Seller owns the Contracts free and
         clear of all Liens and has full right to transfer the Contracts and its interest in the related Equipment and the proceeds of any Physical Damage Insurance Policies or other insurance covering the Equipment to the Trustee, and the conveyance of the Contracts hereunder constitutes a valid sale, transfer and assignment to the Trustee of all right, title and interest of the Seller in the Contracts, including any rights in the Equipment subject thereto and in the Physical Damage Insurance Policies or other insurance covering such Equipment created thereby, free and clear of all Liens.

                                    (B) Each Contract constitutes a legal, valid
         and binding obligation of the applicable Obligor, in each case enforceable in accordance with its terms in all material respects except as (w) the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect; (x) the availability of equitable remedies may be limited by equitable principles of general applicability; (y) certain remedies may not be enforceable in certain jurisdictions, provided, however, that the remedies which are enforceable are adequate to make the Contract enforceable against the Obligor and (z) certain undertakings with respect to non-substitution by the Obligor may not be enforceable in certain jurisdictions.

                                    (C) The information provided with respect to
         the Contracts in the Sale Certificate and the computer diskette or electronic spreadsheet file delivered by the Seller to the Trustee on the related Closing Date is true and correct in all material respects.

                                    (D) The Equipment covered by an installment
         payment master agreement with the Seller or the Servicer is subject to a Lien for the benefit of the Seller or the Servicer, as applicable, except as noted in the Contract Files.

                                    (E) (i) Interest in respect of each of the
         Contracts is eligible for the exclusion from gross income under Section 103 of the Code and does not constitute an item of tax preference for purposes of the alternative minimum tax provisions of the Code (collectively, "Tax-Exempt Eligibility") and (ii) payment of any Premium Amount with respect to the Contracts to any person or entity will not adversely affect the Tax-Exempt Eligibility of any Contract.

                                    (F) No provision of any Contract has been
         waived, altered or modified in any material respect, other than through waiver of payment delinquencies, except by instruments or documents identified in the Contract File.

                                    (G) No Contract is subject to any right of
         rescission, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Contract or the exercise of any right thereunder will not subject the Contract to the right of rescission, counterclaim or defense, including the defense of usury, and no such right of rescission, counterclaim or defense has been asserted with respect thereto.

                                    (H) No Contract was originated in or is
         subject to the laws of any jurisdiction the laws of which would make the transfer of the Contract or any interest therein (including any interest in the Equipment) to the Trustee under this Agreement or pursuant to transfers of the Certificates unlawful.

                                    (I) All requirements of any federal, state
         or local law, including, without limitation, usury laws, applicable to each Contract have been complied with in all material respects.

                                    (J) Each of the Contracts complies with all
         of the Eligibility Criteria set forth in Exhibit D hereto, except to the extent that both (i) any failure of a specified Contract to meet any of the Eligibility Criteria has been noted and explained in the Sale Certificate relating to such Contract and (ii) the Majority Certificateholders have consented in writing to the purchase by the Trust of such Contract notwithstanding its failure to meet any of the Eligibility Criteria described in the applicable Sale Certificate after being provided with a copy of such Sale Certificate.

                                    (K) For each Contract that by its terms
         requires the Seller to obtain consent to assignment, the Seller has obtained such consent.

                  (b) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive the delivery of the Contract Files. Upon discovery by the Seller, the Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties with respect to any Contract, which breach materially and adversely affects the interests of the Certificateholders, or a breach of the representations and warranties set forth in Section 2.03(a)(iv)(A), (B), (E),
(J) or (K), the party discovering such breach shall give prompt written notice to the other parties hereto. If as of the last day of the third calendar month after the month in which such notice of breach is given (or earlier if the Seller elects or is required pursuant to Section 2.04) or, with the prior written consent of a Responsible Officer of the Trustee, such later date as is specified in such consent, the Seller has not cured such breach in all material respects, notwithstanding any other provision of this Agreement (except as provided in this sentence) including the restrictions or limitations set forth in Section 2.01, the Seller shall repurchase each affected Contract from the Trustee; provided, however, that any breach of the representations and warranties contained in this Section 2.03, except with respect to Sections 2.03(a)(iv)(A), (B), (E), (J) and (K), in respect of a Contract shall not cause the Seller to repurchase such Contract pursuant to this paragraph so long as the Obligor continues to make its Scheduled Payments or the Servicer is making Advances in respect thereof, it being understood that if the Obligor ceases to continue making its Scheduled Payments and the Servicer elects not to make Advances in respect thereof the Seller will, if at that time such breach with respect to such Contract has not been cured and such breach materially and adversely affects the interests of the Certificateholders, repurchase such Contract.

                  (c) Any such repurchase of a Contract by the Seller shall be accomplished in the manner set forth in Section 2.01(e) and at a price equal to the Purchase Amount. It is understood and agreed that the enforcement of the obligation of the Seller to repurchase any Contract as to which a breach by the Seller under this Section 2.03 occurred and is continuing and to make the payments which may be required by this Section 2.03 and Section 2.04 shall constitute the sole remedy against the Seller respecting such breach available to the Trust, the Certificateholders or the Trustee on behalf of the Certificateholders.

                  (d) (i) In addition to the representations and warranties made by LFC in its capacity as the Servicer herein, LFC hereby represents and warrants to the Trustee that all of the representations and warranties of the Seller set forth in this Agreement are true and accurate in all respects.

                      (ii) LFC hereby covenants that it shall comply with the obligations of the Seller to pay (A) the Purchase Amount with respect to Contracts required to be repurchased by the Seller pursuant to Sections 2.01(e) and 2.03, (B) the Indemnity Amount pursuant to Section 2.04, (C) the amount to be deposited to the Certificate Account upon an Equipment Modification as provided in Section 3.01(a)(i) and (D) all other financial obligations of the Seller under this Agreement, in the event that the Seller defaults on its performance of such obligations.

                      (iii) In the event that, with respect to any Distribution Date, the Seller failed to perform any of its payment obligations as described in Section 2.03(d)(ii), that was required to have been deposited or paid, as the case may be, on or prior to such Distribution Date, the Trustee shall notify LFC in writing on or promptly following such Distribution Date that LFC will be required to make a payment pursuant to Section 2.03(d) with respect to such Distribution Date and the amount of any such payment. The amount of any such payment shall equal the aggregate amount of payments owed by the Seller under this Agreement and remaining unpaid as of such Distribution Date. The Trustee shall deposit promptly any and all funds paid to it by LFC pursuant to this
Section 2.03(d) directly into the Certificate Account for the benefit of the Certificateholders.

                      (iv) Upon the payment by LFC of all amounts required to be paid pursuant to this Section 2.03(d) in respect of a Contract which the Seller is required to repurchase pursuant to this Agreement, the Trustee shall, as of the last day of the Collection Period during which such Contract became was required to be repurchased, be deemed to have transferred and assigned all its right, title and interest in such Contract to the Seller (for treatment in accordance with paragraph (v) below), without recourse, representation or warranty.

                      (v) The Servicer shall have the right to be reimbursed for any Outstanding Advances with respect to Purchased Contracts in respect of which a payment is made by LFC pursuant to this Section 2.03(d) from the amount of any such payment. The Outstanding Advances shall be reduced by the amount by which the Servicer is so reimbursed.

         SECTION 2.04.  Tax Indemnification.

                  (a) This Section 2.04 shall apply if each of the following conditions is satisfied:

                           (i) a Certificate Owner or the Trust receives written notice from the Internal Revenue Service of its intent to assert a claim for taxes due;

                           (ii) such claim is to be based on the assertion that either (1) as of the related Cut-Off Date, interest on any Contract was not eligible for the exclusion from gross income under Section 103 of the Code or constituted an item of tax preference for purposes of the alternative minimum tax provisions of the Code or (2) payment of Premium Amount on one or more Contracts to any person or entity adversely affected the Tax-Exempt Eligibility of the Contracts;

                           (iii) such notice is received prior to the termination of the Trust;

                           (iv) the Certificate Owner or the Trust, as applicable, (a) after receiving such notice and prior to the termination of the Trust, provides the Seller with a copy of such notice or written notice thereof (the "Claim Notice"), and (b) if the Seller elects to contest the claim, the Certificate Owner or the Trust, as applicable, at its option, either (x) permits the Seller at its own expense to contest the claim through administrative or judicial procedures, or (y) contests the claim at its own expense (administratively and through the courts) and permits the Seller to participate in such contest at its own expense, and in the case of (x) and (y) agrees not to enter into any settlement of the claim with the relevant taxing authority without the Seller's prior written consent, such consent not to be unreasonably withheld; and

                           (v) either the Seller elects not to contest the claim, or, if the Seller elects to contest the claim, the claim is upheld. For the avoidance of doubt, if Seller does not provide written notice to the Certificate Owner or the Trust, as applicable, of its intent to contest a claim within 30 days after receiving the Claim Notice, Seller will be deemed to have elected not to contest the claim.

If any Certificate Owner or the Trust provides a Claim Notice to the Seller as described in clause (iv) above, the requirements in clauses (iii) and (iv) for notice prior to termination of the Trust shall be deemed satisfied for all Certificate Owners and the Trust with respect to claims arising from the Contract(s) giving rise to the claim described in such notice. The Seller shall promptly (but in no event later than 30 calendar days) after receipt of any written notice for indemnification provide copies thereof to the Servicer, the Trustee and all Certificateholders.

                  (b) (i) If each of the conditions of Section 2.04(a) is satisfied, the Seller will pay an amount (the "Indemnity Amount") to such Certificate Owners as and to the extent provided herein. In addition, interest will be paid on the Indemnity Amount as so determined, at the rate of interest payable on tax deficiencies to the relevant taxing authority, for the period from the date 30 days after the Servicer receives from the Certificate Owner or the Trust written notice of the proposed claim of such taxing authority to the date 10 days before the Seller pays the Indemnity Amount.

                      (ii) The "Indemnity Amount" will equal the sum of the Gross-Up Amounts with respect to such Contract for each calendar month in which the Certificate Owner owned the relevant Certificates in the period from the Closing Date to and including the first month in which the Contract was repurchased by the Seller or matured.

                      (iii) The "Gross-Up Amount" with respect to such Contract for any month is the amount determined by dividing (A) the product of (1) interest that would accrue for such month on the Outstanding Principal Balance of such Contract as of the first day of the Collection Period beginning in such month at one-twelfth of the Contract Rate multiplied by the Certificate Owner's Interest in such Contract and (2) the applicable Tax Rate in effect for such month, by (B) one minus such Tax Rate.

                      (iv) The Indemnity Amount will not include any interest (except as provided above) or penalties assessed against the Certificate Owner or the Trust, or any taxes other than federal income taxes payable by the Certificate Owner, or any alternative minimum taxes payable by the Certificate Owner, or any taxes payable by the Trust, or any taxes arising from the fact that the Certificate Owner or the Trust is not the owner of the Contracts for federal income tax purposes, and in any event will not take into account any special tax situation of the Certificate Owner. The Indemnity Amount will be paid to a Certificate Owner only if the Certificate Owner and the Trust provide the Seller and the Servicer all information required to calculate the Indemnity Amount in respect of such Certificate Owner.

                  (c) If the Trust is still in existence when each of the conditions for payment of an Indemnity Amount is satisfied, the Indemnity Amount will be payable by the Seller for distribution to the relevant Certificate Owner no later than the Distribution Date relating to the second Collection Period after that in which the claim is upheld or the Seller decides not to contest the claim, but in any case not later than the final Distribution Date for the Trust (the "Relevant Distribution Date"). In such event, the Seller shall notify the Servicer of the outcome of the claim and the Servicer shall promptly after receipt of such notice calculate the Indemnity Amount and give notice thereof to the Seller and the Trustee. The Seller shall deposit the Indemnity Amount in the Certificate Account no later than the Relevant Distribution Date. The Trustee will distribute to the Certificate Owner the Indemnity Amount so deposited at the written direction of the Servicer. Alternatively, if the Trust is no longer in existence when each of the conditions for the payment of the Indemnity Amount is satisfied, the Indemnity Amount will be payable by the Seller directly to the Certificate Owner within 60 days after the claim is upheld or the Seller decides not to contest the claim.

                  (d) If the Seller is required to pay an Indemnity Amount to any Certificate Owner, then the Seller will repurchase the related Contract or Contracts as of the last day of the Collection Period relating to the Relevant Distribution Date, if the Contract has not been previously repurchased pursuant to Section 2.03. Any such repurchase shall be accomplished in the manner set forth in Section 2.01(e) and at a price equal to the Purchase Amount(s). This
Section 2.04 shall not in any manner limit the obligation, if any, of the Seller pursuant to Section 2.03(b) and (c) to repurchase any Contract.

                  (e) It is understood and agreed that the enforcement of the obligation of the Seller to repurchase the affected Contract and pay the Purchase Amount and the Indemnity Amount shall constitute the sole remedy against the Seller available to the Trust, the Certificate Owners or the Trustee on behalf of the Certificate Owners or the Trust in the event of the determination of the taxability of interest on a Contract.

                  (f) The Seller may, but shall not be obligated to, pay an Indemnity Amount to any Certificate Owner prior to the latest date required under this Section 2.04 and/or repurchase the related Contract prior to the last day of the Collection Period relating to the Relevant Distribution Date if, in the Seller's discretion, it appears that any relevant taxing authority intends to send or has sent to any Certificate Owner or the Trust a notice of the type described in Section 2.04(a).

                  (g) If the Certificate Owner is an Entity, a direct or indirect holder of an equity interest in the Entity that is taxable on the income of the Entity (but not the Entity itself) shall be eligible for payment of an Indemnity Amount under this Section 2.04 if the conditions of this Section are satisfied as to such holder as if such holder were a Certificate Owner; provided that (1) the Gross-up Amount shall be based on such holder's share of the income of the Entity, (2) no Indemnity Amount shall be paid to any such holder unless the Entity (as well as any intermediate Entity and such holder) complies with Section 2.04(a)(iv), (3) an Indemnity Amount will only be payable to any such holder if such holder would be entitled to an indemnity payment if it directly held the entire interest in an underlying Certificate and (4) this paragraph (g) (except for clause (3)) shall not apply to an Entity that is a regulated investment company under Section 851 of the Code or a partnership subject to partnership-level audits under Section 6221 et seq. of the Code.

                                   ARTICLE III

                  Administration and Servicing of the Contracts

         SECTION 3.01. Servicing of the Contracts; Distribution Date Statement.

                  (a) The Servicer or any Person that may serve as Subservicer shall service, administer and enforce the Contracts in accordance with its customary servicing procedures for servicing installment payment, lease, financing agreement and similar obligations similar to the Contracts held in its own portfolio or otherwise serviced by it, and shall have full power and authority to do any and all things in connection with such servicing and administration which it may deem necessary or desirable including, but not limited to, waiving nonpayment defaults, late payment charges or any other similar fees that may be collected in the ordinary course of servicing the Contracts; provided that:

                           (i) the Servicer shall not permit any modification or waiver with respect to any Contract that would make it fail to comply with all of the Eligibility Criteria or which would reduce the Contract Rate, reduce the Outstanding Principal Balance (except for actual payments of principal), extend the due date of any payment on such Contract or the final maturity date of such Contract, waive or reduce any Breakage Fees with respect to such Contract or release the Trustee's interest in the Trust Corpus (including, without limitation, the Equipment related to such Contract), except in connection with a payment in full of such Contract; provided that if the Obligor on a Contract and the vendor of the Equipment relating to that Contract agree to a return, replacement, modification, upgrade or similar change to the Equipment relating to such Contract either (A) as permitted by the standard provisions of the Contract or (B) with prior written notice to the Majority Certificateholders and no objection from the Majority Certificateholders within three (3) days after receipt of such notice (in either case, an "Equipment Modification"), Servicer may permit a modification of that Contract solely to change the Equipment specified as relating to such Contract following such Equipment Modification and, if applicable, (i) if all Equipment relating to the Contract is being returned and not replaced, the Outstanding Principal Balance of such Contract shall be reduced to zero or (ii) if the Equipment Modification results in a reduction in the value of the Equipment relating to such Contract, the Outstanding Principal Balance of such Contract shall be reduced by the amount of reduction in Equipment Value; provided further, that in the event any Equipment Modification results in any reduction to the Outstanding Principal Balance of a Contract, prior to the end of the Collection Period in which such Equipment Modification takes place, the Seller shall deposit an amount to the Certificate Account equal to the sum of (A) the amount of such reduction in Outstanding Principal Balance of the applicable Contract plus (B) any remaining Premium Amount relating to such Contract, and the full amount of such deposit shall be deemed the Principal Portion of a Prepayment of such Contract, so that it will be paid directly to the Certificateholders on the Distribution Date in the month following such Collection Period pursuant to Section 3.09(c).

                           (ii) the Servicer shall not take any action or permit any action (including modifying the terms of a Contract) which is within its control to be taken which would adversely affect the Tax-Exempt Eligibility of the Contract in any manner; and

                           (iii) the Servicer shall take any additional action, including making any additional filings, which it has taken in respect of all other installment payment, lease, financing agreement and similar obligations similar to the Contracts held in its own portfolio or otherwise serviced by it which may be necessary pursuant to changes in the applicable law of certain jurisdictions in order to perfect the interest of the Trustee in the Trust Corpus.

                  (b) As of the last day of the calendar month in which occurs the discovery by or notice to the Servicer of (x) a breach of clause (a)(iii) above with respect to any Contract which breach materially and adversely affects the interests of the Certificateholders, or (y) a breach of clause (a)(i) or
(a)(ii) with respect to any Contract, the Servicer, unless it cures the breach in all material respects, will purchase the Contract from the Trustee in the manner set forth in Section 2.01(e) with respect to repurchases by the Seller and at a price equal to the Purchase Amount (calculated without giving effect to any modification of the Contract giving rise to such obligation to repurchase); provided, however, that any breach of the covenant contained in clause (a)(iii) above in respect of a Contract shall not cause the Servicer to purchase such Contract pursuant to this Section 3.01 so long as the Obligor continues to make its Scheduled Payments or the Servicer is making Advances in respect thereof, it being understood that if the Obligor ceases to continue making its Scheduled

Payments and the Servicer elects not to make Advances in respect thereof the Servicer will, if at that time such breach with respect to such Contract has not been cured and such breach materially and adversely affects the interests of the Certificateholders, repurchase such Contract. It is understood and agreed that the enforcement of the obligation of the Servicer to repurchase any Contract as to which a breach by the Servicer under this Section 3.01 has occurred and is continuing and to make the payments which may be required by this Section 3.01 shall, except as otherwise expressly provided in Article VIII, constitute the sole remedy against the Servicer respecting such breach available to the Trustee on behalf of any Beneficiaries.

                  (c) The Servicer shall remain fully responsible for its duties hereunder notwithstanding the appointment of a Subservicer. The Servicer or any Subservicer may perform its obligation to service the Contracts either directly or through agents or independent contractors. Without limiting the generality of the foregoing, and except as otherwise provided herein, or unless otherwise directed by the Trustee, the Servicer is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of itself, the Certificateholders and the Trustee, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Contracts and with respect to the Equipment. The Trustee or the Certificateholders shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to implement its servicing and administrative duties hereunder.

                  (d) Not later than 10:00 a.m. on the Determination Date immediately preceding each Distribution Date, the Servicer shall deliver to the Trustee a proposed Distribution Date Statement with respect to such Distribution Date as provided in Sections 4.02(a) and 4.03.

                  (e) The relationship of the Servicer (and any Successor Servicer) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         SECTION 3.02. The Certificate Account.

                  (a) The Certificate Account shall be a separate trust account established and maintained by the Trustee. Should a successor Trustee be appointed, then the Servicer shall, with the Trustee's assistance as may be reasonably necessary, cause the Certificate Account to be moved to the successor Trustee. Except as provided in paragraph (b) below, all funds deposited in the Certificate Account shall be held in trust for the benefit of the Certificateholders until applied in accordance with Section 3.09.

                  (b) Funds on deposit in the Certificate Account shall be invested at the written direction of the Servicer (which may be in the form of standing instructions) by the Trustee in Eligible Investments maturing on or before the Business Day preceding the following Distribution Date. All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. So long as no Event of Default shall have occurred and be continuing, all Eligible Investments Earnings on deposit in the Certificate Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided herein. If an Event of Default has occurred and is continuing, all Eligible Investments Earnings shall be deposited into the Certificate Account for distribution as part of Additional Funds pursuant to Section 3.09(b) on each Distribution Date. The amount of any realized losses in the Certificate Account in respect of any such investments shall promptly be deposited by the Servicer (from its own funds) in the Certificate Account. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with this Section 3.02(b).

                  (c) The Trustee shall keep and maintain appropriate accounting records relating to deposits to and withdrawals from the Certificate Account.

         SECTION 3.03. Collections; Lockbox; Lockbox Account; Collections Reporting.

                  (a) Neither the Seller nor the Servicer is to collect or receive Collections in respect of the Contracts. Rather, the Seller and Servicer have instructed all existing Obligors and Insurers, and will instruct all future Obligors and Insurers, to make all payments representing Collections only (A) by check or money order made payable to "The Bank of New York, as trustee of Municipal Tax-Exempt Trust LEAF 2005," and mailed to The Bank of New York - Lock Box Department, Leaf Financial Corporation/Box #11341A, 101 Barclay Street, 3rd Floor, New York, NY 10286 (the "Lockbox"), or (B) by wire transfer directly to the Certificate Account ("Wire Payments").

                  (b) On each Business Day, the Trustee shall collect all checks, money orders and other instruments received in the Lockbox and shall endorse (and, to the extent necessary, the Seller and/or Servicer shall endorse) all such checks, money orders and other instruments so that the same can be deposited by the Trustee into a lockbox account maintained by the Trustee in the name of the Trust (the "Lockbox Account"), in the form so received (with all necessary endorsements), no later than the next Business Day after the Business Day on which they are received. Once the funds representing each such deposit have cleared, the Trustee shall, no later than the next Business Day, withdraw all such cleared funds out of the Lockbox Account and deposit them in the Certificate Account. In addition, notwithstanding that Collections should be made by the applicable payors either (i) via Wire Payment into the Certificate Account or (ii) via check, money order or other instrument mailed to the Lockbox, the Seller and Servicer each hereby covenants and agrees to send wired funds representing Collections and received by either of them or any of their Affiliates for deposit to the Certificate Account via wire transfer, and to mail checks, money orders or other instruments representing Collections received by either of them or their Affiliates, in the form so received (with all necessary endorsements), not later than the close of business on the Business Day following the date a Responsible Officer thereof shall have actual notice of such receipt. The Trustee is hereby authorized to establish the Lockbox and the Lockbox Account.

                  (c) In the event that for any reason a successor Trustee is appointed and a new Certificate Account is established with such successor Trustee, then the Trustee, Seller and Servicer shall promptly notify all relevant Obligors and Insurers to send Collections payments to the new Lockbox, and to make all future Wire Payments to the new Certificate Account, established by the successor Trustee. The Trustee shall not close any Lockbox or Certificate Account unless it shall have (i) received the prior written consent of the Majority Certificateholders, (ii) established a new lockbox, corresponding lockbox account and/or certificate account, (iii) (whereupon, for all purposes of this Agreement and the Related Documents, such new lockbox shall become the Lockbox, such new corresponding lockbox account shall become the Lockbox Account and such new certificate account shall become the Certificate Account, and (iv) taken all such action as the Majority Certificateholders shall require to grant and perfect a first priority security interest in any new Certificate Account to the Trustee for the benefit of the Certificateholders.

                  (d) The Seller and the Servicer hereby grant to the Trustee a durable power of attorney to endorse to the Trust on their behalf any checks, instruments, money orders or other payments representing Collections received in the Lockbox or otherwise received by the Trustee, and to take any other actions on their behalf as may be necessary or desirable in connection with the deposit of Collections to the Lockbox Account and/or the Certificate Account. Such power of attorney is irrevocable being a power coupled with an interest.

                  (e) On each Business Day, the Trustee shall make available to the Servicer via its Internet web-based programs, CASH-Register Plus, Onsite and Inform (or any successor programs thereto): (i) information with respect to (A) each check, money order or other instrument received in the Lockbox and (B) each Wire Payment received in the Certificate Account, promptly following receipt of such Collections; such information to include the date of such payment, its amount and the name of the payor making such payment, and (ii) following the deposit by the Trustee of each check, money order or other instrument received in the Lockbox into the Lockbox Account, information as to whether the funds represented by each such deposit have cleared or whether any such check, money order or other instrument has been refused for insufficient funds.

         SECTION 3.04. The Reserve Account.

                  (a) The Reserve Account shall be a separate trust account established and maintained by the Trustee. Should a successor Trustee be appointed, then the Servicer shall, with the Trustee's assistance as may be reasonably necessary, cause the Reserve Account to be moved to the successor Trustee. Except as provided in paragraph (d) below, all funds deposited in the Reserve Account shall be held in trust for the benefit of the Certificateholders until applied in accordance with Section 3.09.

                  (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Majority Certificateholders (which may be in the form of standing instructions) by the Trustee in Eligible Investments maturing on or before the Business Day preceding the following Distribution Date. All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from Eligible Investments made with funds on deposit in the Reserve Account shall be deposited into the Reserve Account. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Reserve Account and made in accordance with this Section 3.04(b).

                  (c) The Trustee shall keep and maintain appropriate accounting records relating to deposits to and withdrawals from the Reserve Account.

                  (d) Upon termination of the Trust, after all accrued interest and unpaid principal on the Certificates has been paid in full, any amounts remaining in the Reserve Account shall be distributed by the Trustee, as paying agent, to the Servicer as additional servicing compensation.

         SECTION 3.05. Advances. The Servicer shall determine on or before each Determination Date whether it is required to make Advances pursuant to the definition thereof. If the Servicer determines it is required to make Advances, it shall, on or before the Determination Date, deposit into the Certificate Account an amount equal to such Advances in immediately available funds. With respect to each Contract, the Advance shall increase Outstanding Advances. Outstanding Advances shall be reduced by amounts applied to reimburse the Servicer for Outstanding Advances pursuant to Section 3.09(a).

         SECTION 3.06. Additional Deposits. The Servicer shall deposit in the Certificate Account the Purchase Amount for the purchase of a Contract pursuant to Section 3.01. The Seller (or, as provided in Section 2.03(d), LFC) shall deposit in the Certificate Account the Purchase Amount for the repurchase of a Contract by the Seller pursuant to Section 2.01, 2.03, 2.04 or 10.02 and any Indemnity Amount pursuant to Section 2.04. The Servicer, the Seller or LFC, as the case may be, shall make all such deposits not later than one Business Day prior to the relevant Distribution Date.

         SECTION 3.07. Additional Collection Procedures. The Servicer shall make reasonable efforts to ensure that all payments due with respect to the Contracts are paid into the Certificate Account in a timely fashion, and shall, in a manner consistent with this Agreement, continue such normal collection procedures as it follows with respect to other contracts similar to the Contracts held in its own portfolio or otherwise serviced by it.

         SECTION 3.08. Recovery of Certain Moneys by the Servicer. The Servicer shall be entitled to receive (as a Retained Item) any amounts rebated pursuant to any payment of premiums by the Servicer for any Physical Damage Insurance Policy on behalf of an Obligor.

         SECTION 3.09. Permitted Application of Funds on Distribution Dates. The Trustee, in its capacity as paying agent hereunder, shall apply and remit or cause to be applied and remitted (i) the Available Funds and Eligible Investment Earnings in the Certificate Account, (ii) the amount on deposit in the Reserve Account and (iii) any amounts to be distributed to Certificateholders out of the Pre-Funding Account pursuant to Section 5.04(d), on each Distribution Date in accordance with the Distribution Date Statement prepared by the Servicer and verified by the Trustee as provided in Section 4.02(a), for the purposes set forth below in the following priority, and for no other purpose:

                  (a) From Available Funds and from Eligible Investments Earnings for the relevant Collection Period in the Certificate Account,

                           (i) first, to the Certificateholders, in an amount equal to the lesser of (A) the aggregate remaining Premium Amount relating to all Contracts that terminated early for any reason during the Collection Period to which such Distribution Date relates and (B) 50% of the total amount of Breakage Fees received during such Collection Period with respect to the Contracts described in clause (A) hereof, as an additional payment of interest on the Certificates; and

                           (ii) second, to the Servicer, (A) first, in an amount equal to the Retained Items received in respect of the Collection Period to which such Distribution Date relates; provided, that the amount of Retained Items payable to the Servicer pursuant to this clause (A) shall be reduced dollar for dollar by the amount paid to the Certificateholders pursuant to Section 3.09(a)(i) on such Distribution Date, (B) second, in reimbursement of Outstanding Advances, such right of reimbursement pursuant to this clause (a)(ii) being limited to
         (x)amounts received on the Contracts in respect of which such Outstanding Advances were made during the Collection Period to which such Distribution Date relates, excluding any Purchase Amount proceeds received from the Trustee pursuant to Section 2.01 and (y) Outstanding Advances made and not yet reimbursed with respect to Contracts that became Defaulted Contracts (excluding Purchased Contracts) during the Collection Period to which such Distribution Date relates, and (iii) third, in payment of any Eligible Investments Earnings (except upon the occurrence and during the continuance of an Event of Default, when Eligible Investments Earnings will be distributed as part of Additional Funds).

                  (b) From Monthly Interest and Additional Funds for the relevant Collection Period in the Certificate Account:

                           (i) first, to the extent the amount paid to the Certificateholders pursuant to Section 3.09(a)(i) above was not sufficient to pay all remaining Premium Amount relating to all Contracts that terminated early for any reason during the Collection Period to which such Distribution Date relates, to the Certificateholders, in an amount equal to the lesser of (A) the aggregate remaining Premium Amount relating to all Contracts that terminated early for any reason during the Collection Period to which such Distribution Date relates, after taking into account any payment made to the Certificateholders on such Distribution Date pursuant to
         Section 3.09(a)(i) and (B) 50% of the total amount of Breakage Fees received during such Collection Period with respect to the Contracts described in clause (A) hereof, as an additional payment of interest on the Certificates;

                           (ii) second, to the Trustee (including any predecessor Trustee) in payment of accrued and unpaid fees, indemnities and expenses (including in reimbursement of Transition Expenses) owing to it in each of its capacities under this Agreement; provided, that payments pursuant to this subclause (ii) on such Distribution Date shall not exceed $30,000 in the aggregate; provided further, that on any Distribution Date occurring during the period from the date hereof through July 31, 2006 (the "Ramp-up Period"), if Monthly Interest and Additional Funds for the Collection Period relating to such Distribution Date are not sufficient to pay the full amount owed to the Trustee pursuant to this Section 3.09(b)(ii) in accordance with the priorities of payment set forth herein, any remaining amount owed to the Trustee pursuant to this Section 3.09(b)(ii) (up to a maximum amount equal to the net investment earnings that have accrued on amounts on deposit in the Pre-Funding Account since the last Distribution Date (or, in the case of the first Distribution Date, since the date hereof) shall be withdrawn from the Pre-Funding Account and paid to the Trustee. After expiration of the Ramp-up Period, amounts due to the Trustee shall only be paid out of available funds in the Certificate Account in accordance with the priorities of payment set forth herein;

                           (iii) third, to the Servicer in an amount equal to fifty percent (50%) of the Servicing Fee that accrued during the Collection Period to which such Distribution Date relates;

                           (iv) fourth,

                                    (A) if the aggregate amount deposited in the
         Reserve Account pursuant to this Section 3.09(b)(iv)(A) on all prior Distribution Dates does not equal at least 1.00% of the aggregate Original Pool Balance of all Contracts purchased by the Trust from the date of this Agreement to such Distribution Date (the "Required Deposit Amount"), (1) first, to the Reserve Account in an amount equal to the lesser of (x) fifty percent (50%) of the Servicing Fee that accrued during the Collection Period to which such Distribution Date relates and (y) the amount necessary to make the aggregate amount deposited in the Reserve Account pursuant to this Section 3.09(b)(iv)(A) on all prior Distribution Dates and on such Distribution Date equal to the Required Deposit Amount; and (2) second, to the Servicer in an amount equal to the excess, if any, of the amount calculated in accordance with subclause (1)(x) over the amount calculated in accordance with subclause (1)(y) of this Section 3.09(b)(iv)(A); or

                                    (B) if the aggregate amount deposited in the
         Reserve Account pursuant to Section 3.09(b)(iv)(A) on all prior Distribution Dates equals or exceeds the Required Deposit Amount, to the Servicer in an amount equal to fifty percent (50%) of the Servicing Fee that accrued during the Collection Period ending immediately prior to such Distribution Date;

                           (v) fifth, to the payment of the Interest
         Distribution Amount with respect to the Certificates in accordance with
         Section 4.01;

                           (vi) sixth, to pay the Servicer any overdue Servicing Fees that were payable on previous Distribution Dates and remain unpaid, but excluding those used to make deposits to the Reserve Account;

                           (vii) seventh, to the Trustee in payment of any amounts payable to it in each of its capacities under this Agreement pursuant to Section 3.09(b)(ii) above but remaining unpaid due to the proviso contained therein; and

                           (viii) eighth, the remainder to the Servicer as additional servicing compensation.

                  (c) Monthly Principal for the relevant Collection Period in the Certificate Account shall be paid to the Certificateholders as a repayment of principal on their Certificates in accordance with Section 4.01.

                  (d) (i) first, to the extent the amount of Monthly Interest and Additional Funds available on any Distribution Date is not sufficient to pay the Interest Distribution Amount to the Certificateholders pursuant to Section 3.09(b)(v) on such Distribution Date in accordance with the payment priorities set forth in Section 3.09(b), an amount sufficient to make such payment in full (or any lesser amount on deposit in the Reserve Account) shall be withdrawn from the Reserve Account and used to make such payment; and

                      (ii) second, with respect to any Contracts that became Defaulted Contracts during the Collection Period to which such Distribution Date relates, an amount equal to the lesser of (A) the aggregate Outstanding Principal Balance of such Contracts immediately prior to their being declared Defaulted Contracts and (B) the remaining amount on deposit in the Reserve Account as of such Distribution Date, shall be withdrawn from the Reserve Account and paid to the Certificateholders as a repayment of principal on their Certificates in accordance with Section 4.01. To the extent the amount determined pursuant to clause (A) (the "Clause A Amount") is greater than the amount pursuant to clause (B) (the "Clause B Amount") of this Section 3.09(d)(ii), the Outstanding Principal Amount of each Certificate shall be written down by a pro rata portion (based on its Outstanding Principal Amount compared to the aggregate Outstanding Principal Amount of all Certificates) of an amount equal to the excess of the Clause (A) Amount over the Clause (B) Amount. For the avoidance of doubt, the Servicer shall calculate and set forth all amounts described in this Section 3.09(d)(ii) in its monthly Distribution Date Statement, and the Trustee, in its capacity as calculation agent, shall verify all such calculations as to mathematical accuracy.

                      In addition, upon termination of the Trust, any Eligible Investments in the Reserve Account shall be sold and the cash balance in the Reserve Account shall be applied in the following order of priority (i) to payment of any accrued Interest Distribution Amount on the Certificates remaining unpaid after application of Monthly Interest and Additional Funds pursuant to Section 3.09(b), (ii) to payment of the Outstanding Principal Amount of the Certificates (if any) after application of Monthly Principal and any amounts received out of the Pre-Funding Account pursuant to Section 5.04(d)(ii) and (iii) the remainder to the Servicer as additional servicing compensation.

                  (e) Pre-Funding Account Earnings (if any) for the relevant Collection Period shall be withdrawn from the Pre-Funding Account and paid to the Certificateholders as an additional payment of interest on their Certificates in accordance with Section 5.4(d)(i).

         SECTION 3.10. Release of Contract Files. Upon the payment in full of any Contract by the Obligor or in the case of a Purchased Contract, the Servicer shall, and is hereby authorized by the Certificateholders to, promptly release the Contract Files with respect to any such Contract from the Trust. Upon any such payment, or the receipt of such notification, the Servicer is authorized to release the related Contract.

         SECTION 3.11. Servicing Compensation; Payment of Certain Expenses by the Servicer.

                  (a) As compensation for acting as Servicer hereunder and for the expenses set forth in paragraph (b) below, the Servicer shall be entitled to receive a monthly Servicing Fee from the Certificate Account for each Collection Period. The Servicing Fee on each Distribution Date shall equal the product of
(A) one-twelfth (or for any Collection Period, or any portion of a Collection Period during which the Servicer was acting in such capacity hereunder, less than a full calendar month, one-twelfth, divided by 30, multiplied by the actual number of days in such Collection Period), (B) the Servicing Fee Rate and (C) the Pool Balance as of the first day of the Collection Period to which such Distribution Date relates; provided, however, that any portion of the Servicing Fee otherwise payable to the Servicer that is deposited into the Reserve Account as required by Section 3.09 shall reduce the Servicing Fee payable to the Servicer on such Distribution Date by an equivalent amount. The Servicing Fee shall be calculated by the Servicer on the Determination Date immediately preceding each Distribution Date and shall be payable to the extent funds are available in the Certificate Account in accordance with the priorities of payment set forth in Section 3.09. Any portion of the Servicing Fee not paid to the Servicer on a particular Distribution Date (excluding amounts deposited to the Reserve Account as provided in Section 3.09) due to the unavailability of funds therefor in accordance with the payment priorities set forth in Section 3.09, shall continue to be due and owing to the Servicer and shall be paid on the next Distribution Date when funds are available therefor in accordance with the payment priorities set forth in Section 3.09. Any such Servicing Fees that have their payment deferred shall not accrue interest. The Servicer shall also be entitled to additional servicing compensation separate from the Servicing Fee under the circumstances described in Section 3.09.

                  (b) The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder, including, without limitation, taxes imposed on the Servicer, the fees and disbursements of its attorneys and independent accountants, outside auditor fees, data processing costs, and other related expenses incurred in connection with administering the Contracts) and shall not be entitled to reimbursement therefor except as specifically provided herein. The Servicer agrees to perform all its duties and obligations under this Agreement, regardless of its receipt of servicing compensation hereunder.

         SECTION 3.12. Annual Statement as to Compliance.

                  (a) The Servicer will deliver to the Trustee, on or before March 31 of each year, beginning March 31, 2006, an Officer's Certificate stating that (i) a review of the activities of the Servicer during the preceding calendar year (or portions thereof or, in the case of the first such certificate, during the period from the date of this Agreement to December 31,
2005) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or if there has been a material default in the fulfillment of any such obligations, specifying each such material default known to such officer and the nature and status thereof.

                  (b) The Servicer will deliver to the Trustee, promptly upon any Servicing Officer's becoming aware of any material default in the fulfillment of any of its obligations under this Agreement, an Officer's Certificate specifying such material default and the nature and status thereof.

         SECTION 3.13. Annual Independent Public Accountants' Report. On or before March 31 of each year, beginning March 31, 2006, the Servicer at its own expense shall cause a firm of independent public accountants (who may also render other services to the Servicer or the Seller or any agent or Affiliate of either) to furnish a report to the Servicer and Trustee summarizing the results of certain procedures performed with respect to certain documents and records relating to the servicing of the Contracts during the preceding calendar year (or portions thereof or, in the case of the first such report, during the period from the date of this Agreement to December 31, 2005) which documents and records shall include the reports furnished to Certificateholders pursuant to
Section 4.02 and the reports prepared by the Servicer and furnished to the Trustee pursuant to Section 4.03 during the preceding calendar year or other period. The procedures to be performed and reported upon by the independent public accountants shall be those agreed to by the Servicer and the Majority Certificateholders. In the event such firm requires the Trustee to agree to the procedures performed by such firm, the Servicer and Majority Certificateholders shall jointly direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and shall make no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

         SECTION 3.14. Access to Certain Documentation and Certain Information Regarding the Contracts. The Servicer will provide to the Trustee access to the documentation in its possession regarding the Contracts, such access being afforded without charge but only during normal business hours and upon reasonable notice at the offices of the Servicer designated by it. The Trustee shall, and is hereby authorized by the Certificateholders to, cooperate with the Servicer in effecting such access.

                                   ARTICLE IV

                   Payments and Reports to Certificateholders

         SECTION 4.01. Distributions; Calculations; Prepayments.

                  (a) On each Distribution Date, the Trustee, in its capacity as paying agent hereunder, shall withdraw and distribute from (i) the Available Funds in the Certificate Account, (ii) the amount on deposit in the Reserve Account and (iii) any amounts to be distributed to Certificateholders out of the Pre-Funding Account pursuant to Section 5.04(d), to the Certificateholders of record on the applicable Record Date (other than as provided in Section 10.01 respecting the final distribution), in the order of priority set forth in
Section 3.09, the amount which represents payments on the Certificates, such distribution to be made on a pro rata basis in accordance with the respective Outstanding Principal Amounts of the Certificates on the preceding Determination Date (before giving effect to any distribution to be made on such Distribution
Date). All monthly payments to Certificateholders shall be made either by check mailed to each Certificateholder of record on the preceding Record Date at its address appearing on the Certificate Register, or, so long as there are 25 or fewer Certificateholders, upon the provision of all necessary account information by each Certificateholder to receive payments by wire transfer, by wire transfer of immediately available funds. Concurrently with or reasonably promptly after the final payment on the Certificates, the Trustee shall notify the Certificateholders that such payment represents the final payment on the Certificates and shall require the Certificateholders to surrender the Certificates to the Trustee at the Corporate Trust Office for cancellation reasonably promptly after such request; provided that the Trustee shall have no liability if any Certificateholder fails to surrender a Certificate for cancellation.

                  (b) The Trustee, in its capacity as paying agent hereunder, is authorized and directed to comply with all requirements of the Code applicable to it in its capacity as paying agent hereunder at such times as it is acting as paying agent hereunder with respect to information reporting and back-up withholding for payments made to Certificateholders in connection with the Trust, including the deduction of withholding tax where applicable. Upon becoming a Certificateholder, each Certificateholder will promptly provide to the Trustee a duly completed Substitute Form W-9 or comparable form (including tax payer identification number), and such other information as shall be necessary, evidencing that such Certificateholder is exempt from backup withholding on payments made with respect to the Certificates and containing the certifications required thereby. Each Certificateholder acknowledges its responsibility to file in a timely manner a Form 1099 with the Internal Revenue Service.

                  (c) Monthly Interest, Monthly Principal and the Servicing Fee in respect of any Distribution Date shall be calculated by the Servicer on the Determination Date immediately preceding such Distribution Date based on all information available to the Servicer at that time. The Pool Balance and the Pool Factor in respect of the first day of any Collection Period shall be calculated by the Servicer on the Determination Date immediately following such Collection Period based on all information available to the Servicer at that time. All calculations to be made by the Servicer hereunder shall be made in accordance with its customary procedures.

         SECTION 4.02. Reports to Certificateholders.

                  (a) The Trustee, in its capacity as calculation agent hereunder, shall make available to each Certificateholder of record and each Certificate Owner, on each Distribution Date, a statement prepared by the Servicer setting forth the information described in Exhibit E hereto (as the same may be modified from time to time upon the prior written consent of the Majority Certificateholders) (the "Distribution Date Statement"). Prior to making each Distribution Date Statement available to the Certificateholders, however, the Trustee, in its capacity as calculation agent hereunder, shall recalculate and verify the mathematical accuracy of all amounts set forth in the "Distributions" section of the Distribution Date Statement, representing the amounts proposed to be distributed and paid on such Distribution Date to each of the Trustee, the Servicer, the Certificateholders and the Reserve Account by the Trustee as paying agent pursuant to Section 3.09. If the Trustee, in its capacity as calculation agent, determines that any of such amounts is incorrect or otherwise conflicts with its calculation of such amounts, the Trustee, as calculation agent, shall notify the Servicer of such determination and the Trustee, as calculation agent, and Servicer shall work together to resolve all such discrepancies prior to finalizing and circulating the statement to Certificateholders and making distributions of funds on the applicable Distribution Date.

                  (b) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Trustee shall furnish to each Person who at any time during the calendar year was a Certificateholder a statement supplied by the Tax Return Preparer pursuant to paragraph (c) below containing information for the purposes of the Certificateholder's preparation of federal, state and local income tax returns.

                  (c) The Tax Return Preparer shall furnish to the Trustee, at least five Business Days prior to the date of mailing or posting, and the Trustee shall then make available to the Certificateholders and Certificate Owners, a copy of the statement required to be provided by the Trustee to the Certificateholders pursuant to paragraph (b) above.

                  (d) The Trustee may make available to Certificateholders and each Certificate Owner, via the Trustee's internet website, all statements required to be made available by the Trustee to the Certificateholders and the Certificate Owners by this Section 4.02 each month and, only with the consent or at the direction of the Seller and the Initial Purchaser, such other information regarding the Certificates and/or the Contracts as the Trustee may have in its possession, but only with the use of a password provided by the Trustee or its agents to such Person upon receipt by the Trustee from such Person of a certification in the form of Exhibit F; provided, however, that the Trustee or its agent shall provide such password to the parties to this Agreement without requiring such certification. The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. The Trustee's Internet Website shall be initially located at www.absreporting.com or at such other address as shall be specified by the Trustee from time to time in writing to the parties hereto and the Certificateholders. In connection with providing access to the Trustee's Internet Website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance with this Agreement. The provisions of this paragraph (e) will apply to the tax information described in paragraph (c) above only to the extent permitted by law.

         SECTION 4.03. Reports to the Trustee. The Servicer shall furnish to the Trustee, no later than 10:00 a.m. (New York time) on the Determination Date immediately preceding each Distribution Date, the Distribution Date Statement proposed to be provided to Certificateholders and Certificate Owners on the next Distribution Date. The Distribution Date Statement shall be signed by a Servicing Officer. In addition, the Servicer shall, upon request of the Trustee, furnish the Trustee such data as may be reasonably requested, including, without limitation, the identity, by reference to machine type/serial number, of all Contracts that became Purchased Contracts or Defaulted Contracts and Prepayments during the Collection Period ending immediately prior to such Determination Date. Copies of all statements and reports furnished to the Trustee may be obtained by Certificateholders and Certificate Owners by written request to the Trustee at its Corporate Trust Office, provided that so long as the Initial Purchaser, its Affiliates or an Entity established by the Initial Purchaser or its Affiliates collectively own all the Certificates, copies of such statements and reports shall be furnished to the Initial Purchaser on each Determination Date by the Servicer.

                                    ARTICLE V

                            PURCHASES OF CERTIFICATES

         SECTION 5.01.  Issuance and Sale of Certificates to Initial Purchaser.

                  (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties herein set forth, as of the date hereof the Trust agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Trust, a Certificate in the Original Principal Amount of $5,000,000 (the "Original Certificate"), for a purchase price equal to the Original Principal Amount thereof. The Original Certificate will represent a one hundred percent (100%) Interest in the Trust as of its date of issuance.

                  (b) The Original Certificate shall represent the Initial Purchaser's entire Interest in the Trust. With respect to any purchase by the Initial Purchaser of an additional Interest in the Trust following the initial issuance of the Original Certificate, on the effective date of the Initial Purchaser's purchase of an additional Interest in the Trust, either (i) if the Original Certificate is a Book-Entry Certificate, the Trustee will reflect an increase in the Outstanding Principal Amount thereof equal to the purchase price paid by the Initial Purchaser for such additional Interest or (ii) if the Original Certificate is a Definitive Certificate, the Initial Purchaser shall deliver its existing Certificate to the Trustee for cancellation, and in replacement thereof the Trustee shall issue a new Definitive Certificate to the Initial Purchaser to reflect an increase in the Outstanding Principal Amount thereof equal to the purchase price paid by the Initial Purchaser for such additional Interest.

                  (c) Delivery of and payment for the Original Certificate (or any replacement thereof or additional Interest to be reflected thereby) purchased by the Initial Purchaser shall be made on each Closing Date at a time and location agreed upon by the parties hereto. Delivery of the Original Certificate (or any replacement thereof or additional Interest to be reflected thereby) shall be made to the Initial Purchaser against payment by the Initial Purchaser of the purchase price thereof to the Trust by wire transfer in immediately available funds (unless alternate arrangements are agreed to by the Seller, the Trust and the Initial Purchaser). The Original Certificate shall be registered in such name as the Initial Purchaser may request. The Trustee agrees to have the Original Certificate and any replacement thereof (if a Definitive Certificate) available for inspection by the Initial Purchaser in New York, New York not later than 1:00 p.m. (New York time) on the Business Day prior to each Closing Date.

                  (d) The Trust shall use all purchase proceeds received from the Initial Purchaser in connection with the sale of each Certificate (or any replacement Certificate or additional Interests to be reflected thereby) to purchase Contracts on each Closing Date. Pending application to the purchase of Contracts, such purchase proceeds shall be deposited by the Trustee into the Pre-Funding Account and invested by the Trustee in Eligible Investments as provided in Section 5.04(c).

                  (e) So long as the Initial Purchaser owns any Interest in the Trust, the Seller, Servicer and Trustee agree to furnish to the Initial Purchaser, from time to time, any information concerning the Trust, the Contracts, the Seller or the Servicer as may be reasonably requested by the Initial Purchaser.

         SECTION 5.02. Subsequent Issuances of Certificates; Purchases of Additional Interests.

                  (a) In the event investors other than the Initial Purchaser wish to purchase Interests in the Trust, the Trust will comply with the following procedure:

                           (i) The Trustee shall provide written notice (the "Investment Notice") to all current Certificateholders of the identity of such proposed purchasers of Certificates (or proposed purchasers of any additional Interest (for purposes of this Article V referred to collectively as "Certificates")), the Original Principal Amount of Certificates each of them wishes to purchase, and the Outstanding Principal Amount of Certificates each of them will own after such purchase.

                           (ii) The Trustee shall seek to obtain the written consent of the Majority Certificateholders to the terms of the Investment Notice (and if such consent is not provided, no Interests shall be issued in such instance).

                           (iii) Each proposed purchaser of a Certificate shall execute an investment letter containing such proposed purchaser's agreement to purchase a Certificate on the terms set forth in the Investment Notice, and such representations and warranties and other provisions as are mutually agreed upon by the Trustee and the Majority Certificateholders.

                           (iv) Subject to any requirements contained in the Investment Notice, the proposed purchasers set forth in the Investment Notice approved by the Majority Certificateholders shall purchase Certificates on the terms set forth in such Investment Notice on a date and at a time and location as may be mutually agreed upon by the Trustee and the purchasers of such Certificates.

                  (b) Each Certificateholder shall be issued a single Certificate representing such Certificateholder's entire Interest in the Trust. In the event an existing Certificateholder wishes to purchase an additional Interest in the Trust, on the effective date of such Certificateholder's purchase of an additional Interest in the Trust, either (i) if such Certificateholder's Certificate is a Book-Entry Certificate, the Trustee will reflect an increase in the Outstanding Principal Amount thereof equal to the purchase price paid by such Certificateholder for such additional Interest or
(ii) if such Certificateholder's Certificate is a Definitive Certificate, the Certificateholder shall deliver its existing Certificate to the Trustee for cancellation, and in replacement thereof the Trustee shall issue a new Definitive Certificate to the Certificateholder to reflect an increase in the Outstanding Principal Amount thereof equal to the purchase price paid by such Certificateholder for such additional Interest.

         SECTION 5.03. Conditions to Purchase Obligation. The obligations of the Initial Purchaser and any subsequent purchaser of a Certificate to purchase any Certificate shall be subject to the accuracy of the representations and warranties on the part of the Seller, Servicer and Trustee contained herein as of the date on which Certificates are being purchased (the "Purchase Date") (and all such representations and warranties shall be deemed made as of each such Purchase Date), to the accuracy of the statements of the Seller, Servicer and Trustee made in any certificates pursuant to the provisions hereof, to the performance by each of the Seller, Servicer and Trustee of its obligations hereunder and to the following additional conditions:

                  (a) With respect to the purchase of the Original Certificate, the Initial Purchaser shall have received an opinion of counsel to the Seller and Servicer, addressed to the Initial Purchaser and Trustee and dated the date hereof, to the effect that:

                           (i) Each of the Seller and Servicer is a corporation organized and validly existing under the laws of the state of its incorporation with all corporate power and authority necessary to own or hold its properties, to conduct its business and to enter into and perform its obligations under this Agreement and is duly qualified to do business where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder.

                           (ii) This Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding instrument enforceable against each of the Seller and Servicer in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect).

                           (iii) The Original Certificate has been duly authorized and, when executed and authenticated in accordance with the provisions of this Agreement and delivered to and paid for by the Initial Purchaser pursuant to this Agreement, will be validly issued and outstanding and will be entitled to the benefits of this Agreement.

                           (iv) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Seller, the Servicer, any of their subsidiaries or the Trust which could reasonably be expected to have a material adverse effect on any of such entities, the ability of any of such entities to perform their respective obligations under this Agreement, the Contracts or the Certificates.

                           (v) This Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Seller nor the Trust is required to be registered under the Investment Company Act of 1940, as amended.

                           (vi) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have already been obtained.

                           (vii) Neither the execution and delivery of this Agreement, the issue and sale of the Certificates, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Seller or Servicer, or the terms of any indenture or other agreement or instrument to which the Seller, Servicer or the Trust is a party or bound, or any law, order or regulation applicable to the Seller, Servicer or Trust of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Seller, Servicer or the Trust.

                           (viii) To the best knowledge of such counsel, no default exists and no event has occurred which, with notice, lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any agreement to which the Seller, Servicer or the Trust is a party or by which any of them is bound, which default is or would have a material adverse effect on the financial condition, earnings, prospects, business or properties of the Seller, Servicer or Trust, taken as a whole.

                           (ix) The Seller and Servicer have obtained all material licenses, permits and other governmental authorizations that are necessary to the conduct of their respective businesses; such licenses, permits and other governmental authorizations are in full force and effect, and the Seller and Servicer are in all material respects complying therewith; and the Seller and Servicer are otherwise in compliance with all laws, rules, regulations and statutes of any jurisdiction to which either of them is subject, except where non-compliance would not have a material adverse effect on either of them.

                           (x) Based on the representations, warranties and covenants in this Agreement and assuming compliance with the transfer restrictions herein, the offer and sale of the Original Certificate by the Trust to the Initial Purchaser does not require registration under the Securities Act.

                  (b) With respect to the purchase of the Original Certificate, the Initial Purchaser shall have received from counsel to the Trustee an opinion, addressed to the Initial Purchaser, dated the date hereof and satisfactory in form and substance to the Initial Purchaser.

                  (c) With respect to the purchase of the Original Certificate, the Initial Purchaser shall have received from each of the Seller, Servicer and Trustee an Officer's Certificate dated the date hereof, certifying to the incumbency of the officer or officers of such entity executing this Agreement and any other documents contemplated hereby to which it is a party, and attaching and certifying true and complete copies of each of the following documents: (i) with respect to the Seller and Servicer, a good standing certificate with respect to such entity issued by its state of incorporation or organization as of a date not more than 15 calendar days prior to the date of this Agreement, (ii) with respect to the Seller and Servicer, the certificate of incorporation and bylaws or other governing documents of such entities and, with respect to the Trustee, an extract of its bylaws, and (iii) with respect to the Seller and Servicer, resolutions passed by the governing body of such entities and, with respect to the Trustee, an extract of its bylaws, which in each case remain in full force and effect and which have not been modified or rescinded as of the date of such certificate, approving or otherwise authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, and the execution, delivery and performance of any other documents contemplated hereby to which it is a party.

                  (d) With respect to the purchase of the Original Certificate, the Trustee and Initial Purchaser shall have received from the Servicer an Officer's Certificate listing the Servicing Officers of the Servicer.

                  (e) The representations and warranties in this Agreement shall be true and correct on and as of the date hereof and each subsequent Purchase Date with the same effect as though such representations and warranties had been made on and as of such date, and the purchasers of Certificates on the applicable date shall have been furnished a certificate of each of the Seller and Servicer, signed by an executive officer thereof and by the principal financial or accounting officer of the Seller and Servicer, respectively, dated the applicable Purchase Date, to the effect that:

                           (i) the representations and warranties of the Seller and Servicer in this Agreement are true and correct in all material respects on and as of the Purchase Date with the same effect as if made on such date, and each of the Seller and Servicer has complied with all the agreements, performed all the obligations and satisfied all the conditions on its part to be complied with, performed or satisfied under this Agreement at or prior to the Purchase Date; and

                           (ii) since the date of the Servicer's most recent audited financial statements, there has been no material adverse change, or any development respecting a prospective change, in the condition (financial or other) of the Servicer or the Seller, whether or not arising from transactions in the ordinary course of business; and

                           (iii) (solely in the Servicer's certificate), no event with respect to the Servicer has occurred and is continuing which would constitute an Event of Default or an event that with notice or lapse of time or both would become an Event of Default under this Agreement.

                  (f) Prior to each Purchase Date, the Seller, Servicer and the Trust shall have furnished to the purchasers of Certificates on such date such further information, certificates and documents as the purchasers may reasonably request.

                  (g) Subsequent to the date of the most recent audited financial statements of the Servicer, there shall not have been any change, or any development involving a prospective change, which has not been disclosed to the purchasers of Certificates on or before the applicable Purchase Date in or affecting the condition, financial or otherwise, of the Seller, Servicer or the Trust the effect of which, in the reasonable judgment of the purchasers of Certificates on such Purchase Date, represents a material adverse effect on any of such entities.

         If any of the conditions specified in this Section 5.03 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the purchasers of Certificates (including the Initial Purchaser) on the applicable Purchase Date, all obligations of the purchasers of Certificates (including the Initial Purchaser) on the applicable Purchase Date under this Agreement and any investor letters they may have executed may be canceled at, or at any time prior to, the applicable Purchase Date by such purchasers. Notice of such cancellation shall be given to the Seller, Servicer and Trustee in writing or by telephone confirmed in writing.

         SECTION 5.04.  The Pre-Funding Account.

                  (a) On the date hereof, the Trustee shall establish and maintain in its name, in trust and for the benefit of the Certificateholders, the Pre-Funding Account and deposit therein the purchase price paid by the Initial Purchaser for the Original Certificate, less the amount (if any) paid to the Seller on such date as the purchase price for any Contracts purchased by the Trust on such date. The full purchase price paid on each subsequent Purchase Date in connection with the sale and issuance of any additional Certificates (or additional Interests to be reflected by existing Certificates) by the Trust (less any portion of such amount used by the Trust to purchase Contracts on such Purchase Date) shall also be deposited into the Pre-Funding Account. Should a successor Trustee be appointed, then the Servicer shall, with the Trustee's assistance as may be reasonably necessary, cause the Pre-Funding Account to be moved to the successor Trustee.

                  (b) Amounts on deposit in the Pre-Funding Account (as well as any investment earnings thereon) shall be held in trust for the benefit of the Certificateholders until applied to make purchases of Contracts on each Closing Date. Subject to the requirements of Section 2.01, on each Closing Date, the Trustee, as paying agent, is authorized to withdraw an amount from the Pre-Funding Account equal to the purchase price to be paid by the Trust for Contracts purchased from the Seller on such date.

                  (c) Funds on deposit in the Pre-Funding Account shall be invested by the Trustee in Eligible Investments designated by the Majority Certificateholders (which may be in the form of standing instructions). All such Eligible Investments shall be (i) made in the name of the Trustee, for the benefit of the Certificateholders and (ii) able to be converted to cash within one (1) Business Day of making demand therefor. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Pre-Funding Account and made in accordance with this Section 5.04(c). The Trustee shall keep and maintain appropriate accounting records relating to deposits to and withdrawals from the Pre-Funding Account.

                  (d) (i) All Pre-Funding Account Earnings on deposit in the Pre-Funding Account shall be for the benefit of the Certificateholders as additional interest payable on their Certificates and shall be remitted to the Certificateholders on each Distribution Date as provided herein. The Trustee shall ensure that on the Business Day immediately preceding each Distribution Date, sufficient cash is available in the Pre-Funding Account in order to pay any Pre-Funding Account Earnings due to the Certificateholders on such Distribution Date.

                           (ii) Upon termination of the Trust, any amounts
remaining in the Pre-Funding Account shall be distributed by the Trustee, as paying agent, to the Certificateholders as an additional principal payment with respect to their Certificates. In addition, at any time upon at least five (5) Business Days' prior written notice to the Trustee, the Majority Certificateholders may require the Trustee, as paying agent, to (i) liquidate all Eligible Investments in the Pre-Funding Account and (ii) pay the full amount contained in the Pre-Funding Account to the Certificateholders as an additional principal payment with respect to their Certificates.

                                   ARTICLE VI

                                The Certificates

         SECTION 6.01. The Certificates. The Certificates shall be available in minimum denominations of $50,000 Original Principal Amount and integral multiples of $1,000 in excess thereof, except one Certificate may be issued in a denomination which includes any residual amount, and shall in the aggregate reflect a 100% Interest in the Contracts. Except as provided in Section 6.06 hereof, all Certificates issued under this Agreement shall be issued as Book-Entry Certificates. If, pursuant to the provisions of Section 6.06, the Certificates are issued as Definitive Certificates, the Certificates shall be substantially in the form set forth in Exhibit B hereto and shall, on original issue, be delivered to the Trustee for registration, authentication and redelivery to or upon the order of the purchaser(s) thereof. No Certificates shall be issued under this Agreement until the Trustee shall have received the documents specified in Section 2.01. Upon each issuance of Certificates pursuant to Section 2.05, the Trustee shall deliver to or upon the order of the purchasers thereof a confirmation substantially in the form of Exhibit G. Upon written request of each purchaser of a Certificate for a Definitive Certificate, such Definitive Certificate shall be executed by manual or facsimile signature on behalf of the Trustee by a Responsible Officer of the Trustee and attested by the manual or facsimile signature of a Responsible Officer of the Trustee. Definitive Certificates bearing the signatures of individuals who were at any time Responsible Officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Definitive Certificate shall be valid or become obligatory for any purpose or shall be entitled to any benefit under this Agreement unless and until there appears on the Definitive Certificate a certificate of authentication substantially in the form provided for in Exhibit B executed by the Trustee by manual signature, and such certificate of authentication upon the Definitive Certificate shall be conclusive evidence, and the only evidence, that the Definitive Certificate has been duly authenticated and delivered hereunder and is entitled to the benefit of this Agreement. Each Definitive Certificate shall be dated the date of its authentication.

         SECTION 6.02. Registration of Transfer and Exchange of Certificates.

                  (a) The Trustee will keep at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. All Certificates shall be so registered. At all reasonable times and upon reasonable notice such register or registers shall be open for inspection by the Servicer and the Certificateholders.

                  (b) Upon surrender for registration of transfer of any Definitive Certificate at the Corporate Trust Office and compliance with such other rules and regulations of the Trustee, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, a new Definitive Certificate or Definitive Certificates in authorized denominations of a like Original Principal Amount dated the date of execution by the Trustee. Promptly following any recording of a transfer of a Book-Entry Certificate, the Trustee shall send to each transferee and transferor a confirmation of the Transfer (the confirmation to be substantially in the form of Exhibit G. The Trustee shall promptly notify the Servicer of any registration of transfer of a Certificate.

                  (c) At the option of a Certificateholder, Definitive Certificates may be exchanged for other Definitive Certificates of authorized denominations of a like aggregate Original Principal Amount upon surrender of the Definitive Certificates to be exchanged at the Corporate Trust Office. Whenever any Definitive Certificates are so surrendered for exchange, the Trustee shall execute and authenticate the Definitive Certificates which the Certificateholder making the exchange is entitled to receive.

                  (d) Every Certificate presented for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee, duly executed by the holder thereof or his attorney duly authorized in writing, and shall also be accompanied by a duly completed transferee certificate in the form of Exhibit H-1 or H-2.

                  (e) The Trustee may require payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or transfer of Certificates. No service charge to the Certificateholder will be made for any such transaction.

                  (f) Each Definitive Certificate surrendered to the Trustee for registration of transfer or for exchange shall be canceled by it; and no Definitive Certificate shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Trustee shall promptly destroy the canceled Definitive Certificate held by it in accordance with its customary procedures.

         SECTION 6.03. Mutilated, Destroyed, Lost or Stolen Definitive Certificates. If (i) any mutilated Definitive Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Definitive Certificate, and (ii) there is delivered to the Trustee such security or indemnity (or, if required by the Trustee, an indemnity bond), at the expense of the holder of such Definitive Certificate, as may be required by the Trustee to save it harmless, then in the absence of notice to the Trustee that such Definitive Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Definitive Certificate, a new Definitive Certificate of like Original Principal Amount. Upon the issuance of any new Definitive Certificate under this
Section 6.03, the Trustee may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any duplicate Definitive Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership of an Interest in the Trust, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Definitive Certificate shall be found at any time.

         SECTION 6.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Trustee and any agent of the Servicer or the Trustee may deem and treat the Person in whose name any Certificate shall be registered upon the Certificate Register on the applicable Record Date as the absolute owner of such Certificate (notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes, and neither the Servicer nor the Trustee nor any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

         SECTION 6.05. Transfer Restrictions. Notwithstanding anything herein to the contrary, no Certificate or any portion thereof may be offered, resold, pledged or otherwise transferred except (i) to an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D under the Securities Act of 1933 (the "Securities Act"), or (ii) to a person who the transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act purchasing for its own account or for the account of a qualified institutional buyer and that is aware that the offer, resale, pledge or transfer is being made in reliance on Rule 144A. Each Definitive Certificate shall bear the legend set forth in Exhibit B and each Book-Entry Certificate shall be deemed to bear the legend set forth in Exhibit B.

         SECTION 6.06. Book-Entry Certificates.

                  (a) Unless Definitive Certificates have been issued in accordance with subsection (c) below, on each date of issuance pursuant to
Section 6.01, Book-Entry Certificates will be issued, and the Trustee shall cause the Certificate Register to reflect such issuance of Certificates in such amounts as have been issued, and such Book-Entry Certificates shall be registered on the Certificate Register in the name of the Certificateholder thereof. No Certificateholder will receive a Definitive Certificate representing such Certificateholder's interest in the Certificate, except as provided above and in subsection (c) below. Unless and until Definitive Certificates have been issued pursuant to subsection (c) below:

                           (i) the provisions of this Section 6.06 shall be in full force and effect;

                           (ii) the Trustee may deal with the Certificateholders of record in the Certificate Register for all purposes (including the making of distributions on the Certificates);

                           (iii) to the extent that the provisions of this
         Section 6.06 conflict with any other provisions of this Agreement, the provisions of this Section 6.06 shall control;

                           (iv) unless and until Definitive Certificates are issued pursuant to subsection (c) below, the Trustee will make book-entry transfers among the Certificateholders in the Certificate Register that shall be open for inspection during regular business hours and shall contain a record of the name, address and taxpayer identification number of each Certificateholder;

                           (v) the Trustee shall not register such transfers in the Certificate Register except upon satisfaction of the conditions set forth in Section 6.05;

                           (vi) each Certificateholder shall bear all of the expenses it incurs in connection with any sale, transfer or exchange of its Book-Entry Certificates;

                           (vii) no service charge may be made for any registration of transfer or exchange of Book-Entry Certificates, but the Trustee may require payment of a sum to effect a transfer or exchange of Certificates under Section 6.02(c);

                           (viii) on the Business Day following any recording of a transfer of a Book-Entry Certificate, the Trustee shall send to each transferee and transferor a confirmation of the transfer (the confirmation to be substantially in the form of Exhibit G hereto); and

                           (ix) notwithstanding anything herein to the contrary, unless and until Definitive Certificates are issued pursuant to subsection (c) below, the Trustee shall transmit payments in respect of the Certificates, in accordance with the procedures set forth in
         Section 4.01, on such Distribution Date to the Certificateholders of record in the Certificate Register on the Record Date by wire transfer of immediately available funds in accordance with such instructions as have been previously provided in writing to the Trustee, or by bank check posted by first class mail to such other address or account as each such Certificateholder has previously designated in writing to the Trustee at least two days prior to the applicable Distribution Date.

                  (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates have been issued pursuant to subsection (c) below, the Trustee shall promptly give all such notices and communications specified herein to be given to Certificateholders to the Certificateholders.

                  (c) If, with respect to the Certificates, the Majority Certificateholders advise the Trustee in writing that the continuation of a book-entry system through the Trustee is no longer in the best interests of the Certificateholders, then the Trustee shall notify all Certificateholders of the occurrence of any such event and of the availability of Definitive Certificates. Upon delivery of registration instructions from the Certificateholders regarding the transfer of all Book-Entry Certificates registered on the Certificate Register for Definitive Certificates to be registered on the Certificate Register in connection with the registration of Definitive Certificates in the names of Certificateholders, the Trustee shall issue and deliver the Definitive Certificates in accordance with the instructions of the Certificateholders. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such registration instructions. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Certificateholders in whose names such Definitive Certificates are registered on the Certificate Register as Certificateholders hereunder.

                  (d) As to any Book-Entry Certificate, the Certificateholder shown on the Certificate Register from time to time shall be deemed the absolute owner thereof for all purposes.

                                   ARTICLE VII

                                  The Servicer

         SECTION 7.01. Liability of the Servicer.

                  (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer herein. Nothing in this Section 7.01 shall affect the Servicer's obligations under
Section 9.06(b).

                  (b) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trustee, the Trust or the Certificateholders for taking any action or for refraining from taking any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the Servicer's obligations and duties hereunder or by reason of reckless disregard of the Servicer's obligations and duties hereunder (collectively, "Servicer Breaches").

                  (c) The Servicer and its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer will defend and indemnify the Trustee and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities in respect of (i) any Servicer Breach and (ii) any action or omission with respect to its servicing obligations regarding any Contract constituting willful misfeasance, bad faith, negligence or reckless disregard of the Seller's or Servicer's obligations and duties under such Contract.

         SECTION 7.02. Merger, Consolidation or Removal of the Servicer. Any Person into which the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer or any corporation more than 50% of the voting stock of which is, directly or indirectly, owned by LFC, which executes an agreement of assumption to perform every obligation of the Servicer hereunder, or any successor servicer as selected by the Certificateholders upon removal of the Servicer for just cause or otherwise as provided herein, shall be the successor of the Servicer hereunder, without the execution or filing of any paper (except as aforesaid) or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 7.03. Servicer Not To Resign. Subject to the provisions of Sections 7.02 and 7.05, the Servicer shall not resign from the obligations and duties hereby imposed on it without the consent of the Trustee, except upon a determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No resignation by the Servicer shall become effective until a successor servicer (which may be the Trustee upon its agreement in writing to act as a successor servicer) shall have assumed the responsibilities and obligations of the Servicer in accordance with
Section 8.02.

         SECTION 7.04. Maintenance of Office or Agency. The Servicer will maintain an office or agency in the United States, where notices and demands to or upon the Servicer in respect of the Certificates and of this Agreement may be served. The Servicer will give to the Trustee written notice of the location of such office or agency and of any change of location thereof. The Servicer hereby initially designates its office at 1845 Walnut Street, 10th Floor, Philadelphia, PA 19103, as the office or agency for such purposes.

         SECTION 7.05. Delegation of Duties. The Servicer may at any time, with the prior consent of the Majority Certificateholders, delegate any duties hereunder to any corporation, including, without limitation, any corporation more than 50% of the stock of which is owned, directly or indirectly, by LFC. Such delegation shall not, however, relieve the Servicer of its responsibilities with respect to such duties.

                                  ARTICLE VIII

                                     Default

         SECTION 8.01. Events of Default.

                  (a) The occurrence of any of the following events shall constitute an Event of Default:

                           (i) failure on the part of the Servicer duly to observe or perform any of its obligations under Section 3.03, which failure continues unremedied by the Servicer for a period of two (2) Business Days after the date upon which any such obligation was required to be performed;

                           (ii) failure on the part of the Servicer to pay into the Certificate Account any amount required to be deposited therein pursuant to Section 3.05 or 3.06, which failure continues unremedied by the Servicer for a period of two (2) Business Days after the date upon which such payment was due;

                           (iii) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which failure with respect to such covenants and agreements continues unremedied for a period of 10 calendar days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee, by the Majority Certificateholders;

                           (iv) the entry of a decree or order by a court of competent jurisdiction for the appointment of a conservator, receiver or liquidator for the Servicer in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                           (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property, or admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                           (vi) any failure of the Servicer to make any Advance in the manner and at the time required to be made pursuant to Section
         3.05 which continues unremedied for a period of one (1) Business Day after the date of such failure.

The party discovering the existence of an Event of Default shall promptly provide notice thereof to the other parties hereto.

                  (b) If an Event of Default has occurred and is continuing, the Trustee (acting at the written direction of the Majority Certificateholders), by notice in writing to the Servicer, shall terminate all the Servicer's management, administrative, servicing, custodial and collection functions under this Agreement (such termination being herein called a "Service Transfer" and such functions being hereinafter referred to as "Servicing Functions") and all such Servicer's rights to further Servicing Fees (except with respect to servicing compensation which is owing to the Servicer but which such Servicer had not received prior to such termination); provided, however, that the Servicer shall not be relieved of any liability which has arisen prior to such termination.

                  (c) Upon the receipt by the Servicer of such written notice, and except as limited below, all Servicing Functions of the Servicer under this Agreement, whether with respect to the Certificates or the Contracts or otherwise, shall, automatically without further action by any Person, pass to and be vested in, pursuant to and under this Section 8.01, a successor servicer (the "Successor Servicer") appointed under Section 8.02.

                  (d) Without limiting the generality of the foregoing, the Successor Servicer is hereby authorized and empowered to execute and deliver on behalf of the outgoing Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The outgoing Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the outgoing Servicer to conduct Servicing Functions hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash and other property which shall at the time be held by the outgoing Servicer and as to which the Certificateholders shall be entitled hereunder or which represent collections of taxes, assessments, Physical Damage Insurance Policy premiums and comparable items for the account of the Obligors, all amounts thereafter received with respect to the Contracts, and copies of all documents and records necessary to enable the Successor Servicer to assume the Servicing Functions hereunder. The outgoing Servicer shall transfer its electronic records relating to the Contracts to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall transfer the Contract Files and all other records, correspondence and documents relating to the Contracts to the Successor Servicer in the manner and at such times as the Successor Servicer shall reasonably request. All reasonable costs and expenses incurred by the Successor Servicer, including allocable compensation of employees and overhead costs, in connection with the transfer of servicing by the outgoing Servicer to the Successor Servicer shall be paid by the outgoing Servicer upon presentation of reasonable documentation of such costs and expenses such as bills, invoices and time records, but the outgoing Servicer shall not be responsible for any costs or expenses of any subsequent Service Transfer.

         SECTION 8.02. Trustee To Act; Appointment of Successor Servicer. On and after the time the Servicer receives notice of termination pursuant to Section 8.01, subject to the third to last sentence of this Section 8.02, the Trustee (or, at the election of the Trustee, an affiliate of the Trustee designated by the Trustee) shall automatically be appointed Successor Servicer in respect of all Servicing Functions under this Agreement unless another Successor Servicer is appointed; provided, however, that, notwithstanding anything contained in this Agreement to the contrary, (i) the Trustee shall have no obligation whatsoever in respect of any liability incurred by the Servicer at or prior to the time of receipt by the Servicer of said notice; (ii) the Trustee as Successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of any prior Servicer; (iii) the Trustee shall have no obligation to repurchase any Contract or make any Advance; (iv) the Trustee shall have no obligation to pay any taxes or any other amounts required to be paid by the Servicer; (v) the Trustee shall have no obligation to pay any of the fees and expenses of any other party involved in this transaction; and (vi) the Trustee shall have no liability or obligation with respect to any indemnification obligations of any prior Servicer including the original Servicer. The indemnification obligations of the Trustee, upon becoming a Successor Servicer are expressly limited to those instances of gross negligence, bad faith or willful misconduct of the Trustee in its role as Successor Servicer. The Trustee shall be entitled to compensation therefor as provided in
Section 3.11, in addition to its compensation as Trustee as provided for in
Section 9.06. However, if the Trustee is unable or unwilling to act as Successor Servicer hereunder, or if the Majority Certificateholders indicate they wish to appoint a Successor Servicer other than the Trustee, the Trustee shall appoint a Person specified by the Majority Certificateholders, and if the Majority Certificateholders fail to specify a Person within seven (7) Business Days, the


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Trustee shall have the right to appoint a Person (so long as such Person has a net worth of at least $50,000,000 and a regular business that includes the servicing of installment payment obligations similar to the Contracts) as the Successor Servicer hereunder in the assumption of all or part of the Servicing Functions hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such Successor Servicer from payments on the Contracts as the Trustee, the Majority Certificateholders and such Successor Servicer shall reasonably agree. The Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         SECTION 8.03. Notification to Certificateholders. Upon any termination of the Servicer or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to each Certificateholder at its respective address appearing in the Certificate Register.

         SECTION 8.04.  Effect of Service Transfer.

                  (a) After the Service Transfer, the outgoing Servicer shall not have any further rights or obligations with respect to the Servicing Functions and the Successor Servicer shall have all such rights and obligations, except as provided in paragraph (b) below and except that the outgoing Servicer will transmit or cause to be transmitted directly to the Successor Servicer, promptly upon receipt and in the same form in which received, any amounts received as payments upon or otherwise in connection with the Contracts and that the outgoing Servicer shall continue to cooperate in the transfer of Servicing Functions by providing information.

                  (b) A Service Transfer shall not affect the rights and duties of the parties hereunder other than the Servicing Functions, obligations expressly stated to be those of the Servicer and any changes required to provide for the Successor Servicer's compensation. A Service Transfer shall not affect the rights or obligations of LFC or any other outgoing Servicer other than Servicing Functions, including LFC's and such outgoing Servicer's obligation, as Servicer, to repurchase certain Contracts pursuant to Section 3.01 to the extent such obligations arise prior to the Service Transfer (the Successor Servicer being responsible for such obligations arising on and after the date of the Service Transfer). The Successor Servicer shall, upon its appointment pursuant to Section 8.02 and as part of its duties and responsibilities under this Agreement, promptly take all action it deems necessary or appropriate so that LFC and any other outgoing Servicer is paid or reimbursed all amounts it is entitled to receive under this Agreement on each Distribution Date subsequent to the date of the Service Transfer and upon termination of this Agreement. The Successor Servicer shall also provide LFC and any other outgoing Servicer with a copy of the report distributed pursuant to Section 4.02 on each Distribution Date subsequent to the date of the Service Transfer and of any notices received from the Trustee or the Certificateholders.

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                                   ARTICLE IX

                             Concerning the Trustee

         SECTION 9.01. Representations and Warranties of Trustee. The Trustee represents and warrants that:

                  (a) The Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York.

                  (b) The Trustee has full power, authority and legal right to execute, deliver and perform this Agreement, and, in its capacity as Trustee, each other document to which it is or is to become a party, and is authorized to execute, deliver and perform, in its respective capacities, this Agreement, and such other documents.

                  (c) This Agreement has been duly authorized, executed and delivered by the Trustee and constitutes a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Trustee, and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (d) There is no legal action, suit, proceeding or investigation before any court, agency or other governmental body pending or threatened against it, and there is no order, writ, judgment or decree entered by any court, agency or other governmental body against it, which either, in one instance or in the aggregate, draws into question the validity of, seeks to prevent the consummation of any of the transactions contemplated by or would impair materially its ability to perform its obligations under, this Agreement or any other document it is or becomes a party to in connection with this Agreement.

         SECTION 9.02. Duties and Responsibilities of Trustee Prior to Default and During Default.

                  (a) The Trustee, prior to the occurrence of an Event of Default under Section 8.01 hereof and after the remedying or waiving of all such Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. When an Event of Default has occurred and is known to a Responsible Officer of the Trustee (which has not been remedied or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform as to form to the requirements of this Agreement.

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

                  (c) No provision of this Agreement shall be construed to relieve the Trustee, in its capacity as Trustee hereunder, from liability for its own bad faith, gross negligence or willful misconduct; provided, however, that:

                           (i) prior to the occurrence of an Event of Default known to a Responsible Officer of the Trustee under Section 8.01 hereof and after the remedying of all such Events of Default which may have occurred:

                           (A) the duties and obligations of the Trustee shall
                  be determined solely by the express provisions of this Agreement, the Trustee shall not be liable for, and shall have no duties or obligations, except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                           (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts or in performing its duties;

                           (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Servicer or the Majority Certificateholders; and

                           (iv) the Trustee shall not be charged with knowledge of any Event of Default or failure by the Servicer to comply with the obligations of the Servicer under this Agreement, unless a Responsible Officer of the Trustee obtains actual knowledge of such Event of Default or failure or the Trustee receives written notice of such Event of Default or failure from the Servicer or the Certificateholders.

                  (d) None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the Successor Servicer and be vested with the Servicing Functions in accordance with the terms of this Agreement or as otherwise provided by law.

         SECTION 9.03. Certain Rights of Trustee. Subject to the provisions of
Section 9.02:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived) of which a Responsible Officer of the Trustee has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

                  (d) the Trustee shall not be personally liable for any action taken, suffered or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement;

                  (e) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document unless requested in writing to do so by the Majority Certificateholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity or security reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid to the Trustee pursuant to Section 3.09 hereof or, if paid by the Trustee, shall be reimbursed to the Trustee upon demand pursuant to Section 3.09 hereof (provided that such examinations shall not be made more frequently than once in any 12-month period unless as of the date of any such examination an Event of Default shall have occurred since the immediately preceding examination);

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ (but excluding the Seller, the Servicer and any of their respective Affiliates), and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

                  (g) whenever in the administration of this Agreement the Trustee or its agents shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee or its agents (unless other evidence herein specifically prescribed) may require an Officer's Certificate or Opinion of Counsel from the Servicer reasonably satisfactory to it; and

                  (h) no provision of this Agreement, other than Section 9.02(d), shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder.

         SECTION 9.04. Trustee Not Liable for Certificates or Contracts.

                  (a) The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication of the Certificates) or of any Contract or Related Document. The Trustee shall not be accountable for the use or application by the Seller of the proceeds of the Contracts sold to the Trust or for the use or application of any funds paid to the Servicer.

                  (b) Without limiting the generality of this subsection (b), the Trustee shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any financing statements evidencing a security interest in the Contracts or the Equipment, or to see to the maintenance of any such recording or filing, (ii) to see to any insurance of the Equipment or to the maintenance of any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Contract Files and the property securing the Contracts at any time or ascertain or inquire as to the performance or observance of any of the Servicer's representations, warranties or covenants contained herein or the Servicer's duties and obligations as Servicer, except as set forth in Section 2.03. The Trustee shall not be responsible for any misconduct or negligence attributable to the acts or omissions of the Servicer in its capacity as Servicer of the Contracts or custodian of the Contract Files or in any other capacity.

         SECTION 9.05. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

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

         SECTION 9.06. Compensation and Indemnification of Trustee.

                  (a) The Trustee shall be entitled to compensation (payable in accordance with the provisions of Section 3.09) as agreed upon by the Majority Certificateholders and the Trustee from time to time and the Trustee shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in the administration of or in connection with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other Persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its bad faith, gross negligence or willful misconduct.

                  (b) The Trustee shall be entitled to indemnification (payable in accordance with the provisions of Section 3.09) for, and shall be held harmless against, any loss, liability or expense incurred by it in connection with this Agreement, including the administration of the Trust and its duties hereunder, including the reasonable expenses and attorneys' fees of defending itself against any claim of liability arising hereunder, by the Trust; provided, however, that the Seller shall provide such indemnification to the Trustee if such loss, liability or expense results from a breach of any of the Seller's representations or warranties set forth herein. The Trustee shall notify the Seller, Servicer and Certificateholders promptly of any claim asserted against the Trustee for which it may seek indemnity to the extent not prohibited by law. However, failure by the Trustee to provide such notice shall not relieve the Trust or the Seller, as applicable, of its obligations hereunder. Neither the Trust nor the Seller need pay for any settlement made without its written consent which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, neither the Trust nor the Seller need reimburse any expense or indemnify against any loss or liability incurred by the Trustee as a result of the Trustee's own bad faith, gross negligence or willful misconduct. In no event shall any officer of the Trustee have any personal liability hereunder.

                  (c) The provisions of this Section 9.06 shall survive the termination of this Agreement or the resignation or removal of the Trustee.

         SECTION 9.07. Persons Eligible for Appointment as Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any state or the District of Columbia which (a) has a combined capital and surplus of at least $50,000,000,
(b) is authorized under such laws to exercise corporate trust powers, (c) is subject to supervision or examination by federal, state or District of Columbia authority and the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation and (d) has the Required Deposit Rating. If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.07, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.08.

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

         SECTION 9.08. Resignation and Removal; Appointment of Successor
Trustee.

                  (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller, the Servicer and the Certificateholders. Upon receiving such notice of resignation, the Majority Certificateholders shall promptly appoint a successor trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 9.07 and shall fail to resign after written request therefor by the Majority Certificateholders; or (ii) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conversion or liquidation, then the Majority Certificateholders may remove the Trustee. If the Trustee is removed under the authority of the immediately preceding sentence, the Majority Certificateholders shall promptly appoint a successor trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                  (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.08 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 9.09.

                  (d) The Trustee shall be paid all amounts owed to it hereunder upon its resignation or removal.

         SECTION 9.09. Acceptance of Appointment by Successor Trustee.

                  (a) Any successor trustee appointed as provided in Section
9.08 shall execute, acknowledge and deliver to the Servicer, the Certificateholders and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The Trustee ceasing to act shall pay over to the successor trustee all moneys at the time held by it hereunder and shall deliver and assign without recourse to the successor trustee the Contract Files and Related Documents and statements held by it hereunder. The Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may be reasonably required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  (b) No successor trustee shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.07.

         SECTION 9.10. Merger, Consolidation or Succession to Business of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that such Person shall be eligible under the provisions of Section 9.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 9.11. Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property securing the Trust may at the time be located, the Majority Certificateholders and the Trustee acting jointly shall have the power and shall execute and deliver all instruments required to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Majority Certificateholders and the Trustee may consider necessary or desirable. If the Majority Certificateholders shall not have joined in such appointment within 60 days after the receipt by them of a request to do so, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. Each co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee hereunder, unless such co-trustee or separate trustee is a natural Person.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

                           (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee, to the extent also imposed upon such separate trustee or co-trustee, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act) except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the corpus of the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

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

                           (iii) neither the Trustee nor any separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

                           (iv) the Majority Certificateholders and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, or if an Event of Default has occurred and is continuing, the Trustee alone shall have the power to accept such resignation or effect such removal..

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX.

                  (d) Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Certificateholders.

                  (e) Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  (f) The Trust shall pay the reasonable compensation of any separate or co-trustee.

                  (g) The Trustee may also appoint agents (not including the Seller, Servicer or any of their respective Affiliates) to perform any of the responsibilities of the Trustee, which agents shall have any or all the rights, powers, duties and obligations of the Trustee conferred on them by such appointment; provided that the Trustee shall continue to be responsible for its duties and obligations under this Agreement.

         SECTION 9.12. Access to List of Certificateholders. Upon written request of the Servicer, the Trustee shall provide to the Servicer, within 15 days after receipt of such request, a list of the names and addresses of all Certificateholders of record of the Trust as of the most recent Record Date. Upon written request by three or more Certificateholders or by Persons holding Certificates evidencing not less than 25% of the aggregate Principal Amount thereof, the Trustee shall make available to such Certificateholders access during business hours to a current list of Certificateholders, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement. Every Certificateholder, by receiving and holding a Certificate, agrees with the Trustee that none of the Seller, the Servicer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

         SECTION 9.13. Rights of Certificateholders To Direct Trustee. The Majority Certificateholders shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 9.02, the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed may be illegal or involve the Trustee in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificateholders.

         SECTION 9.14. Tax Returns and Elections.

                  (a) The Tax Return Preparer, at its expense, shall prepare or shall cause to be prepared any tax or information returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed. The Trustee shall execute such returns. The Trustee, upon request, will furnish the Tax Return Preparer with all information known to the Trustee as may be reasonably requested by the Tax Return Preparer in connection with the preparation of such returns.

                  (b) The Servicer will make reasonable efforts to assist the Tax Return Preparer in carrying out its obligations under Sections 4.02(b) and 9.14(a). However, the Servicer will have no obligation to provide data to the Tax Return Preparer (or to create, assemble, aggregate, or disaggregate data) except to the extent that such information already exists as a result of its servicing activities.

                  (c) If the Trust is a partnership for federal income tax purposes, (i) the Tax Return Preparer shall make the election under Section 761(a) of the Code to exclude the Trust from the partnership provisions of the Code and (ii) if the trust is subject to the partnership audit provisions of the Code, and the Tax Return Preparer is so eligible, the Tax Return Preparer shall be the "tax matters partner." The Tax Return Preparer may make such additional tax elections with respect to the Trust or on the tax returns of the Trust as it may choose in its discretion. Any Certificate Owner, by acquiring a Certificate, agrees to any tax election that has been or may in the future be made by the Tax Return Preparer. However, the Tax Return Preparer shall not cause or permit the Trust to elect to be treated as a corporation for any tax purpose.

         SECTION 9.15. No Liability for Special Damages. In no event shall the Trustee be liable for any special, punitive, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profit) even if the Trustee had been advised of the likelihood of such loss or damage and regardless of the form of action.

         SECTION 9.16. Force Majeure. The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God, earthquakes, fire, floods, wars, civil or military disturbances, sabotage, epidemics, riots, terrorist acts, loss or malfunctions of utilities, labor disputes and acts of civil or military authority or governmental actions.

         SECTION 9.17. Calculation Agent and Paying Agent.

                  (a) The Majority Certificateholders shall appoint a paying agent for the purposes set forth in Section 2.01(a), 3.03(b), 3.03(d), 3.04(d), 3.09, 4.01, 5.04(b), 5.04(d) and any other provision hereof requiring a payment to be made by the Trust, and a calculation agent for the purposes set forth in
Section 3.03(e) and 4.02. The Initial Purchaser, as sole Certificateholder, hereby initially appoints the Trustee as paying agent and calculation agent. The Trustee accepts such appointments and shall be entitled to compensation therefor pursuant to Section 9.06.

                  (b) The Majority Certificateholders may remove any paying agent or calculation agent upon written notice to the paying agent or calculation agent, as applicable, the Seller, the Servicer and the Trustee; provided that no such removal shall become effective until acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Majority Certificateholders and such successor paying agent or calculation agent, as the case may be, and delivered to the Seller, Servicer and the Trustee. The paying agent or calculation agent may resign at any time upon written notice to the Seller, Servicer and the Trustee; provided that the Trustee may resign as paying agent or calculation agent only if the Trustee also resigns as Trustee in accordance with Section 9.08.

                  (c) All rights, benefits, immunities, privileges and indemnities provided to the Trustee under this Article IX shall extend to and apply for the benefit of the Trustee in each other capacity in which it shall act hereunder, including in its capacities as paying agent and calculation agent, as applicable.

                                    ARTICLE X

                                   Termination

         SECTION 10.01. Termination upon Maturity or Liquidation of All
Contracts.

                  (a) Except for the obligations of the Trustee to make the final payments to the Certificateholders as hereafter set forth, the obligations of the Trustee and Servicer to furnish the statements referred to in Sections
4.02 and 4.03 with respect to the final year of the Trust's existence and the obligation of the Servicer to indemnify the Trustee as provided in Section 9.04, the respective obligations and responsibilities of the Seller, the Servicer and the Trustee under this Agreement and the Trust shall terminate upon the earliest of (i) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement, (ii) if all the Contracts have matured or have been otherwise liquidated, the Distribution Date that occurs in the month that is six months following the completion of all collection efforts with respect to any unpaid amounts under the Contracts, and (iii) the Distribution Date on which the Seller purchases all the Contracts pursuant to Section 10.02 (the "Final Maturity Date"). The Final Maturity Date is expected to occur no later than July 1, 2045.

                  (b) Notice of termination shall be given by the Trustee by registered mail, postage prepaid, at least five Business Days but not more than 60 days prior to the date fixed for the final distribution to the Certificateholders appearing in the Certificate Register. Such notice of termination shall specify: (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates; (ii) the amount of any such final payment; (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon surrender and cancellation of the Certificate at the Corporate Trust Office; and (iv) the location of the office or agency then maintained by the Trustee at which presentation and surrender of the Certificates shall be made.

                  (c) In the event that a Certificateholder shall not surrender its Certificate for final payment within six months after the time specified in the above-mentioned notice, the Servicer shall give a second notice by mail to the Certificateholder. If within one year after the second notice the Certificate shall not have been surrendered for final payment, the Servicer shall publish notice concerning surrender of the Certificate in a newspaper of general circulation in the City of New York, New York, printed in the English language and customarily published on each Business Day, which notice may state a date, at least 30 days and not more than 60 days from the date of such notice, after which (if any outstanding Certificate is not by then surrendered) the remaining corpus of the Trust will be paid to the Servicer as additional servicing compensation, and the trusts created by this Agreement and all the obligations and responsibilities of the Seller, the Servicer and the Trustee hereunder shall terminate. Thereafter, any future claim for payment by a Certificateholder shall be referred to the Servicer; provided, however, that neither the Servicer, the Trustee or the Seller shall be liable to any Certificateholder for any moneys paid to a public official pursuant to any applicable abandoned property, escheat or similar law. The cost of such notice shall be recoverable by the Servicer from the Certificate Account.

                  (d) Upon termination of the obligations and responsibilities of the Seller, the Servicer and the Trustee as set forth in this Agreement, and the Certificateholders' respective surrender of their Certificates to the Trustee, the Trustee shall thereupon deliver to each surrendering Certificateholder, in the order and manner set forth in Sections 3.09 and 4.1 hereof, on the final Distribution Date an amount equal to the Outstanding Principal Amount of such Certificateholder's Certificate plus all accrued but unpaid interest thereon at the Certificate Interest Rate.

         SECTION 10.02. Liquidation. The Seller may, at its option, repurchase all (but not less than all) the Contracts remaining in the Trust as of the last day of any calendar month with respect to which the Pool Factor on the first day of the Collection Period beginning in the preceding calendar month is less than ..1000000, at a price equal to the aggregate Purchase Amount of each of the Contracts, calculated as of the last day of the calendar month as of which such repurchase occurs, so long as the Seller shall have given the Trustee and the Servicer written notice of its intention to repurchase all such Contracts not later than the second Business Day preceding the Determination Date occurring immediately following the last day of the calendar month as of which such repurchase occurs. The Seller shall on the day before the Distribution Date immediately following such Determination Date deposit in the Certificate Account the purchase price for all such Contracts in immediately available funds, whereupon the Trustee will sell all such Contracts to the Seller without recourse, representation or warranty, and will make all required distributions to Certificateholders as provided in Section 10.01.

                                   ARTICLE XI

                            Miscellaneous Provisions

         SECTION 11.01. Amendment.

                  (a) This Agreement may be amended from time to time by the Seller, the Servicer and the Trustee, with the consent of the Majority Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, if any party to this Agreement is unable to sign any amendment due to its dissolution, winding up or comparable circumstances, then the consent of the Majority Certificateholders shall be sufficient to amend this Agreement without such party's signature; provided, further, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collection of payments on Contracts or distributions which are required to be made on any Certificate without the consent of each affected Certificateholder or (ii) reduce the aforesaid percentage of Interests required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding. Any such amendment and any such consent by the holder of a Certificate shall be conclusive and binding on such holder and upon all future holders of such Certificate and of any Certificate issued in exchange or in lieu therefor whether or not notation thereof is made on such Certificate.

                  (b) The Seller, the Servicer and the Trustee may each decline to enter into any amendment hereto, if, in its respective reasonable judgment, its own duties, rights or immunities shall be adversely affected thereby.

                  (c) Promptly after the execution of any amendment or consent pursuant to Section 11.01(a), the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

                  (d) It shall not be necessary for the consent of Certificateholders under this Section 11.01 that Certificateholders approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                  (e) In connection with any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel addressed and delivered to the Trustee to the effect that such amendment is authorized or permitted by this Agreement and that all conditions precedent contained in this Agreement have been satisfied.

         SECTION 11.02. Limitation on Rights of the Certificateholders.

                  (a) The death, incapacity, insolvency or dissolution of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle the Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding-up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) Except as provided herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust or the obligations of the parties hereto.

                  (c) No Certificateholder shall have any right by virtue or by availing itself of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and (i) the Event of Default has arisen from the Servicer's failure to deposit amounts required to be deposited to the Certificate Account when due and (ii) Certificateholders evidencing not less than 25% of the Certificateholders' Interests have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity or security as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have failed or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of any other Certificateholders, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.02, the Certificateholders and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 11.03. GOVERNING LAW. THIS AGREEMENT AND EACH CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, BUT INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

         SECTION 11.04. Notices. (a) All demands, requests, directions, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered, (ii) sent by priority or certified mail, postage prepaid, (iii) by recognized overnight courier or (iv) by fax with confirmation of transmission, to the parties hereto at the following address respective addresses:

                  If to the Seller:

                           LEAF Funding Inc.
                           110 S. Poplar Street, Suite 101
                           Wilmington, DE 19801
                           Facsimile No.: (212) 640-6330
                           Attention: Chairman/CEO

                  If to the Servicer:

                           LEAF Financial Corporation
                           1845 Walnut Street, 10th Floor
                           Philadelphia, PA 19103
                           Facsimile No.: 215-640-6363
                           Attention: President/COO

                  If to the Trustee:

                           The Bank of New York
                           101 Barclay Street, 8W
                           New York, NY 10286
                           Facsimile No.: (212) 815-3883
                           Attn: Asset Backed Securities Group

                  If to the Initial Purchaser:

                           Merrill Lynch, Pierce, Fenner & Smith Incorporated Merrill Lynch World Headquarters
                           4 World Financial Center
                           250 Vesey Street, 9th Floor
                           Municipal Capital Markets
                           New York, NY 10080
                           Facsimile No.: (212) 449-9856
                           Attention: Eric Zoller

or at such other address as the party may designate by notice to the other parties hereto, which shall be effective when received. Any notice to or demand upon the Trustee with respect to the Certificates or this Agreement may be served upon the Trustee at its address above. The Trustee will provide each Certificateholder with prior written notice of any change in the address of such office.

                  (b) All demands, requests, directions, notices and communications among any of the Seller, the Servicer, the Trustee and the Certificateholders shall be deemed to have been given (i) on the date of receipt by any officer of the party entitled to receive the same at the address of such party for notices if sent by personal delivery, overnight courier or fax (and, in the case of the Trustee, receipt of such fax is confirmed by telephone), or
(ii) in the case of the Seller, the Servicer and the Certificateholders, on the third Business Day after the mailing thereof to such address if sent by priority or certified mail or, in the case of the Certificateholders, U.S. mail, postage prepaid. When a Certificateholder is a Person or entity other than the Trustee or the Initial Purchaser, any notice required or permitted to be mailed to a Certificateholder shall be given by U.S. mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been given, whether or not every Certificateholder receives such notice.

         SECTION 11.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Certificate or the rights of the holder thereof.

         SECTION 11.06. Obligation To Recognize Only the Trustee. Notwithstanding any other provision of this Agreement or of the Certificates, it is understood and agreed that (a) the Trustee hereunder shall retain legal title to the Contracts and (b) the Obligors shall not have any obligation to recognize or deal with anyone other than the Trustee as assignee of the Contracts, or the Servicer as agent of such assignee, and their respective successors and assigns, with respect to the rights, benefits and obligations of the assignee.

         SECTION 11.07. Certificates Nonassessable and Fully Paid. It is intended that Certificateholders shall not be personally liable for obligations of the Trust and that the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever. Full payment for the purchase of the Certificates shall be deemed to have been made upon authentication thereof by the Trustee pursuant to Section 2.05.

         SECTION 11.08. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         SECTION 11.09. Intention of Parties. The execution and delivery of this Agreement shall constitute an acknowledgment by the Seller, the Servicer and the Trustee on behalf of the Certificateholders that (a) the Trust will not be classified as an entity taxable as a corporation, (b) for periods during which all the Certificates of the Trust are owned by a single Certificate Owner, the Trust will be disregarded as a separate entity from such Certificate Owner and all the assets and obligations of the Trust will be treated as assets and obligations of the Certificate Owner, and (c) for all other periods, the Trust will be classified as a partnership, or, if the election is made under section 761(a) of the Code, will be subject to the rules of that section. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

         SECTION 11.10. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         SECTION 11.11. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 11.12. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Beneficiaries (to the extent provided in this Agreement) and their respective successors and permitted assigns. Except as otherwise provided in this Article XI, no other Person will have any right or obligation hereunder.

         SECTION 11.13. Non-Petition Covenant. The Seller, the Servicer and the Trustee each agrees that it will not institute against, or join any other Person or entity in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law for one calendar year and a day after the Certificates are paid in full.

         SECTION 11.14.  Actions by Certificateholders.

                  (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Certificateholders, such action, notice or instruction must be taken or given by all Certificateholders, unless such provision requires a specific Interest of Certificateholders.

                  (b) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in Person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 9.02) conclusive in favor of the Trustee, the Servicer and the Seller, if made in the manner provided in this Section 11.14.

                  (c) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  SECTION 11.15. True Sale.

                  It is the express intent of the parties hereto that the conveyance of the Trust Corpus by the Seller to the Trustee pursuant to Article II of this Agreement be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Seller to the Trustee to secure a borrowing by the Seller from the Trustee. However, in the event that, notwithstanding the intent of the parties, the assets constituting the Trust Corpus are held to be the property of the Seller, or if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Trustee to the Seller, then and only then (i) this Agreement shall be deemed, effective as of the date hereof, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Seller to the Trustee provided for in this Agreement shall be deemed, effective as of each Closing Date, to be an assignment and a grant by the Seller to the Trustee, and the Seller does hereby grant and assign to the Trustee, for the benefit of the Certificateholders, a security interest in, and lien upon, all of the assets that constitute the Trust Corpus, whether now owned or hereafter acquired.

                  The Seller, for the benefit of the Trustee and the Certificateholders, shall, in connection with the perfection of the security interest described in the preceding paragraph of this Section 11.15, on or before the Closing Date file the financing statements described in Exhibit C and deliver to the Trustee a copy of such filed financing statements. The Seller shall also arrange for the filing of any appropriate Uniform Commercial Code continuation statements as may be necessary or appropriate to continue the perfection of the security interest of the Trustee in the Trust Corpus, and all of the proceeds thereof, whether now owned or hereafter acquired and shall promptly deliver to the Trustee a copy of such continuation statements. The Seller, for the benefit of the Trustee and the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Trustee to the Seller, then and only then (i) this Agreement shall be deemed, effective as of the date hereof, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Seller to the Trustee provided for in this Agreement shall be deemed, effective as of each Closing Date, to be an assignment and a grant by the Seller to the Trustee, and the Seller does hereby grant and assign to the Trustee, for the benefit of the Certificateholders, a security interest in, and lien upon, all of the assets that constitute the Trust Corpus, whether now owned or hereafter acquired, such security interest shall be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.


                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                              LEAF FUNDING, INC., as Seller



                              By: /s/ MILES HERMAN
                                  -----------------------------------
                              Name: Miles Herman
                              Title: Senior Vice President


                              LEAF FINANCIAL CORPORATION, as Servicer



                              By: /s/ MILES HERMAN
                                  -----------------------------------
                              Name: Miles Herman
                              Title: President, COO


                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                              INCORPORATED, as Initial Purchaser


                              By: /s/ EDWARD SISK
                                  -----------------------------------
                              Name: Edward Sisk
                              Title: Managing Director


                              THE BANK OF NEW YORK, in its capacity as Trustee, paying agent and calculation agent


                              By: /s/ JONATHAN FARNER
                                  -----------------------------------
                              Name: Jonathan Farber
                              Title: Assistant Vice President

                                                                       EXHIBIT A


                               FORM OF ASSIGNMENT

                                LEAF FUNDING INC.

                      MUNICIPAL TAX-EXEMPT TRUST LEAF 2005

                                   Assignment


                  FOR VALUE RECEIVED, LEAF Funding Inc., a Delaware corporation ("Seller"), does hereby sell, transfer, assign, deliver, set over and convey to The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 13, 2005 (the "Pooling and Servicing Agreement"), among Seller, as originator of the Municipal Tax-Exempt Trust LEAF 2005 (the "Trust") and Seller of the Contracts, LEAF Financial Corporation, as Servicer, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Initial Purchaser, and The Bank of New York, as Trustee, all right, title and interest of the Seller in and to: (a) the Contract(s) listed on the Sale Certificate dated ____________, _____, delivered by the Seller to the Trustee (collectively, the "Purchased Contracts") and all moneys due and to become due thereunder on or after the date hereof (the "Cut-Off Date"); (b) the Equipment financed by the Purchased Contracts; (c) any proceeds with respect to the Purchased Contracts from claims on any Physical Damage Insurance Policy or other insurance covering the Equipment financed by the Purchased Contracts; and (d) the proceeds of any and all of the foregoing. The foregoing assignment does not constitute and is not intended to result in an assumption by the Trustee or any Certificateholder of any obligation of the Seller or Servicer to the Obligors or any other Person in connection with the Purchased Contracts, the Contract Files, any Physical Damage Insurance Policy or other insurance covering the Equipment, or under any agreements or instruments relating to any of the foregoing.

                  This Assignment is made pursuant to and upon the representations and warranties on the part of the undersigned contained in the Pooling and Servicing Agreement.

                  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the [ ] day of [ ], 20___.


                                                     LEAF FUNDING INC.


                                                     By:_______________________
                                                     Name:
                                                     Title:

                                                                       EXHIBIT B




                        [Form of Definitive Certificate]


                        [Face of Definitive Certificate]


THIS CERTIFICATE IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRUST THAT NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (I) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3), (7) OR (8) OF REGULATION D UNDER THE SECURITIES ACT, OR (II) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER AND THAT IS AWARE THAT THE OFFER, RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.



REGISTERED                                                        CUSIP NO.



Certificate Number R-1            Original Principal Amount $

Dated Date:

Final Maturity Date: July 1, 2045

Distribution Date: The 25th calendar day of each month (or if the 25th is not a business day, the next business day), commencing August 25, 2005

                      MUNICIPAL TAX-EXEMPT TRUST LEAF 2005

                 ADJUSTABLE ASSET-BACKED CERTIFICATES - SERIES A


             Evidencing an undivided fractional interest in a Trust,
           the property of which includes a portfolio of interests in state and local government installment payment master
               agreements, term lease master agreements, financing
              agreements or similar contracts sold to the Trust by

                               LEAF FUNDING, INC.

THE ORIGINAL PRINCIPAL AMOUNT EVIDENCED BY THIS CERTIFICATE WILL BE REDUCED BY DISTRIBUTIONS ON THIS CERTIFICATE ALLOCABLE TO PRINCIPAL AND BY WRITEDOWNS OF PRINCIPAL IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT GOVERNING THE TRUST. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL PRINCIPAL AMOUNT SHOWN ABOVE. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT OUTSTANDING PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. On the date of the initial issuance of the Certificates, the Trustee is The Bank of New York.

                  THIS CERTIFIES THAT [          ] is the registered owner of an
undivided fractional interest (the "Interest") in the percentage obtained by dividing the Outstanding Principal Amount of this Certificate by the aggregate Outstanding Principal Amount of all Adjustable Asset-Backed Certificates - Series A (the "Certificates"), issued by Municipal Tax-Exempt Trust LEAF 2005 (the "Trust"). The Trust has been created pursuant to a Pooling and Servicing Agreement dated as of July 13, 2005 (as amended, restated, modified or supplemented from time to time, the "Agreement"), among LEAF Funding Inc., as originator of the Trust and Seller of the Contracts (the "Seller"), LEAF Financial Corporation, as Servicer of the Contracts (the "Servicer"), Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Initial Purchaser") and The Bank of New York, as Trustee of the Trust (the "Trustee"). The assets of the Trust include the rights and benefits (but not the obligations) of the Seller under certain state and local government installment payment agreements and term lease master agreements and under certain financing agreements or similar contracts (including, without limitation, all moneys due and to become due thereunder after the applicable Cut-Off Date), certain benefits under certain insurance policies and the benefits of certain accounts to be maintained for the benefit of the Trust.

                  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

                  Subject to the terms and conditions of the Agreement (including the availability of funds for monthly distributions), and until the obligations created by the Agreement shall have terminated in accordance therewith, the Trustee shall distribute on the twenty-fifth (25th) calendar day of each month (or if such twenty-fifth (25th) day is not a Business Day, the next succeeding Business Day) (the "Distribution Date"), commencing August 25, 2005, to the person in whose name this Certificate is registered at the close of business on the last day of the calendar month immediately preceding the month of such distribution (the "Record Date"), the Certificateholder's Interest of all amounts required to be paid to Certificateholders pursuant to Section 3.09 of the Agreement, but only from certain funds available in the Certificate Account (and, in certain instances, the Reserve Account and Pre-Funding Account) on such Distribution Date. The funds deposited in the Certificate Account and Reserve Account are limited to certain amounts paid on or with respect to the Contracts, all as more specifically set forth in the Agreement. Under the Agreement, any funds advanced with respect to the Contracts, proceeds of repurchases and purchases respecting the Contracts and (under certain circumstances) certain amounts in the Reserve Account and Pre-Funding Account are also required to be made available for monthly distributions to Certificateholders.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended, restated, modified or supplemented from time to time, the Certificateholder by virtue of the acceptance hereof assents and is bound. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee, at its principal corporate trust office, 101 Barclay Street, 8W, New York, NY 10286.

                  Each Certificateholder agrees, by its acceptance hereof, that it will not institute against, or join any other Person or entity in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law for one calendar year and a day after the Certificates are paid in full.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  The Agreement permits, at any time under certain circumstances and with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer, the Certificateholders and the Trustee by the Seller, the Servicer, the Trustee and the Certificateholders. Any such amendment and any such consent by the holder of this Certificate shall be conclusive and binding on such holder and upon all future holders of this Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register kept by the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Certificateholder or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Definitive Certificates of authorized denominations and for the same aggregate Original Principal Amount will be issued to the designated transferee or transferees.

                  Definitive Certificates are issuable only as registered Certificates without coupons in minimum denominations of $50,000 Original Principal Amount, or integral multiples of $1,000 in excess thereof (except that a single Certificate may be issued in a denomination that includes any residual amount). As provided in the Agreement and subject to certain limitations therein set forth, Definitive Certificates are exchangeable for new Definitive Certificates evidencing a like aggregate Original Principal Amount, as requested by the Certificateholder surrendering the same.

                  No service charge may be imposed for any such registration of transfer or exchange but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Seller, the Servicer and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement, with certain exceptions set forth therein, shall terminate upon the earliest of (i) the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement, (ii) if all the Contracts have matured or have been otherwise liquidated, the Distribution Date that occurs in the month that is six months following the completion of all collection efforts with respect to any unpaid amounts under the Contracts, and (iii) the Distribution Date on which the Seller purchases all the Contracts in accordance with the Agreement.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed by the signature of a duly authorized officer of the Trustee as of the date first set forth above.


Dated:                     MUNICIPAL TAX-EXEMPT TRUST LEAF 2005

                               By: The Bank of New York, not in its individual
                                   capacity, but solely as Trustee,


                               By:_____________________________________________
                                                Authorized Officer

Trustee's Certificate of Authentication:

The Bank of New York, as Trustee, certifies that this is one of the Definitive Certificates referred to in the Agreement.

THE BANK OF NEW YORK,
as Trustee,


By:____________________________
   Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto (name and address including zip code and taxpayer I.D. or Social Security Number of assignee)
__________________________________________________________

__________________________________________________________ the within
Certificate and does hereby irrevocably constitute and appoint
____________________________________ to transfer the said Certificate on the books kept for registration thereof with full power of substitution in the premises.

Dated: ____________________         ________________________ (1)


                                                     Signature Guaranteed:


                                                     _________________________


-----------------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT C


                            UCC FINANCING STATEMENTS








                                 (See Attached)

============================
----------------------------
----------------------------
============================

File: Secretary of State of the State of Delaware
UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
-------------------------------------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

-------------------------------------------------------------------------
B. SEND ACKNOWLEDGMENT TO: (Name and Address)



                                                                                THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
       -----------------------------------------------------------------------------------------------------------------------------
   OR  1a.  ORGANIZATION'S NAME
            Leaf Funding, Inc.
       -----------------------------------------------------------------------------------------------------------------------------
       1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                        MIDDLE NAME            SUFFIX

----------------------------------------------------------------- --------------------------------- ------- -------------- ---------
1c.  MAILING ADDRESS                                              CITY                              STATE   POSTAL CODE    COUNTRY
     110 S. Poplar Street, Suite 101                              Wilmington                        DE      19801          USA
----------------------------------------------------------------- --------------------------------- ------- -------------- ---------
1d.  TAX ID #:   SSN OR     ADD'L INFO    1e.  TYPE OF            1f.  JURISDICTION OF              1g.  ORGANIZATIONAL ID #, if any
                 EIN        RE                 ORGANIZATION            ORGANIZATION
                            ORGANIZATION
                            DEBTOR
                                               Corporation                    Delaware               3642642
                                                                                                                                NON
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
       -----------------------------------------------------------------------------------------------------------------------------
       2a.  ORGANIZATION'S NAME
   OR
       -----------------------------------------------------------------------------------------------------------------------------
       2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                        MIDDLE NAME            SUFFIX

----------------------------------------------------------------- --------------------------------- ------- -------------- ---------
2c. MAILING ADDRESS                                               CITY                              STATE   POSTAL CODE    COUNTRY

----------------------------------------------------------------- --------------------------------- ------- -------------- ---------
2d.  TAX ID #:   SSN OR     ADD'L INFO    2e.  TYPE OF            2f.  JURISDICTION OF              2g.  ORGANIZATIONAL ID #, if any
                 EIN        RE                 ORGANIZATION            ORGANIZATION
                            ORGANIZATION
                            DEBTOR

                                                                                                                                NON
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S NAME (of NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) insert only one secured party name (3a or 3b)
       -----------------------------------------------------------------------------------------------------------------------------
       3a. ORGANIZATION'S NAME The Bank of New York, as Trustee for the benefit of the Certificateholders of the Municipal
           Tax-Exempt Trust LEAF 2005
   OR
       -----------------------------------------------------------------------------------------------------------------------------
       3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                        MIDDLE NAME            SUFFIX

----------------------------------------------------------------- --------------------------------- ------- -------------- ---------
3c. MAILING ADDRESS                                               CITY                              STATE   POSTAL CODE    COUNTRY
    101 Barclay Street, 8W                                        New York                          NY      10286          USA
----------------------------------------------------------------- --------------------------------- ------- -------------- ---------
4. This FINANCING STATEMENT covers the following collateral:

         All right, title and interest of Debtor, whether now owned or hereafter acquired, in, to and under all of the assets that constitute the Trust Corpus under that certain Pooling and Servicing Agreement among Seller, Buyer, and the other signatories thereto, dated as of July 13, 2005, as the same may be amended from time to time, all as further described on EXHIBIT A attached hereto.
         THIS FINANCING STATEMENT IS FILED TO EVIDENCE THE SALE, TRANSFER, CONVEYANCE AND ASSIGNMENT TO BUYER OF ALL SELLER'S
RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE ASSETS DESCRIBED ABOVE, AND TO PERFECT THE BUYER'S OWNERSHIP INTEREST THEREIN.



------------------------------------------------------------------------------------------------------------------------------------
5. ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR CONSIGNEE/CONSIGNOR BALIEE/BAILOR SELLER/BUYER AG. LIEN NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
6. This FINANCIAL STATEMENT is to be filed [for record] (or         7. Check to REQUEST SEARCH REPORT(S) on Debtors(s) All Debtors
   recorded) in the REAL ESTATE RECORDS. Attach Addendum               Debtor 1  Debtor 2 [ADDITION FEE]             [optional]
   [if applicable]
------------------------------------------------------------------------------------------------------------------------------------
8. OPTIONAL FILLER REFERENCE DATA 182332-0004
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A
                                       TO
                            UCC-1 FINANCING STATEMENT

SELLER:           Leaf Funding, Inc.

BUYER: The Bank of New York, as Trustee for the benefit of the Certificateholders of the Municipal Tax-Exempt Trust LEAF 2005
--------------------------------------------------------------------------------

                  All right, title and interest of Seller, whether now owned or hereafter acquired, in, to and under the all of the assets that constitute the Trust Corpus.

                  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in that certain Pooling and Servicing Agreement among Seller, Buyer and the other signatories thereto, dated as of July 13, 2005, as the same may be amended from time to time (the "Pooling and Servicing Agreement"). A copy of the Pooling and Servicing Agreement and the related Assignments are on file with the Seller and Buyer.

                  The following terms used herein shall have the following meanings:

                  "Addition Date": Any Business Day on which Additional Contracts are transferred to the Trustee pursuant to Section
                  2.01 of the Pooling and Servicing Agreement.

                  "Additional Contract": Any Contract transferred to the Trustee on an Addition Date pursuant to Section 2.01 of the Pooling and Servicing Agreement.

                  "Additional Cut-Off Date": Each date as of which an Additional Contract is to be transferred to the Trustee pursuant to
                  Section 2.01 of the Pooling and Servicing Agreement, as specified in the related Assignment.

                  "Assignment": An instrument of assignment substantially in the form attached to the Pooling and Servicing Agreement as Exhibit A pursuant to which the Seller transfers Contracts to the Trustee.

                  "Business Day": A day other than (a) a Saturday or Sunday, or
                  (b) a day on which banking institutions in the city of New York, New York are authorized or obligated by law, regulation, executive order or governmental decree to close.

                  "Collection Period": With respect to any Distribution Date, the period commencing on the first day of the calendar month preceding the calendar month in which such Distribution Date occurs, and ending on the last day of the calendar month preceding the calendar month in which such Distribution Date occurs (or, with respect to the first Collection Period, commencing on the Initial Closing Date and ending on the last day of the calendar month in which the Initial Closing Date occurs).

                  "Contracts": The rights and benefits (but not the obligations) of the Seller under certain (i) state and local government installment payment master agreements, (ii) term lease master agreements and (iii) certain state and local government financing agreements or similar contracts, in each case relating to Equipment to be acquired and used by the Obligor, transferred and assigned to the Trustee pursuant to Section
                  2.01 of the Pooling and Servicing Agreement and from time to time held as a part of the Trust (other than those rights and benefits under Contracts which are Purchased Contracts as of the last day of the Collection Period in which they so become Purchased Contracts).

                  "Determination Date": The twelfth day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in the month following the month in which the Initial Closing Date occurs.

                  "Distribution Date": The twenty-fifth day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in the month following the month in which the Initial Closing Date occurs.

                  "Equipment": To the extent subject to a Contract, the computer equipment or other property which is financed by an Obligor under any Contract, together with all additions, modifications or upgrades thereto and all substitutions and replacements thereof.

                  "Initial Closing Date": The first date on which Contracts are purchased by the Trust pursuant to the Pooling and Servicing Agreement.

                  "Initial Contracts": The Contracts transferred to the Trustee on the Initial Closing Date pursuant to Section 2.01 of the Pooling and Servicing Agreement.

                  "Initial Cut-Off Date": The Initial Closing Date.

                  "LFC": LEAF Financial Corporation, a Delaware corporation.

                  "Obligors": The original obligors under the Contracts and their successors and assigns.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Physical Damage Insurance Policy": Any fire, property damage or other hazard insurance policy or program maintained by any Person (including the Seller or the Obligor) with respect to any Equipment.

                  "Purchased Contract": Any Contract repurchased by the Seller pursuant to Section 2.01, 2.03, 2.04 or 10.02 of the Pooling and Servicing Agreement, or purchased by the Servicer pursuant to Section 3.01 of the Pooling and Servicing Agreement.

                  "Servicer": LFC, or its successor in interest or any Successor Servicer appointed as provided in the Pooling and Servicing Agreement.

                  "Successor Servicer": The successor to the Servicer as defined in Section 8.01(c) of the Pooling and Servicing Agreement.

                  "Trust": The Municipal Tax-Exempt Trust LEAF 2005 created by the Pooling and Servicing Agreement, the corpus of which consists of the items listed in Section 2.01 of the Pooling and Servicing Agreement.

                  "Trust Corpus": All right, title and interest of the Seller in and to (i) on the Initial Closing Date, the Initial Contracts as of the Initial Cut-Off Date, and on each Addition Date, the Additional Contracts as of the related Additional Cut-Off Date, and all moneys due and to become due thereunder on or after the Initial Cut-Off Date or Additional Cut-Off Date, as the case may be, (ii) the Equipment, (iii) any proceeds with respect to the Contracts from claims on any Physical Damage Insurance Policy or other insurance covering the Equipment and
                  (iv) the proceeds of any and all the foregoing.

                  "Trustee": The Bank of New York, a New York banking corporation, as Trustee under the Pooling and Servicing Agreement, or its successor in interest or any successor trustee appointed as provided in the Pooling and Servicing Agreement.

============================
----------------------------
----------------------------
============================

File: Secretary of State of the State of Delaware
UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
-------------------------------------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

-------------------------------------------------------------------------
B. SEND ACKNOWLEDGMENT TO: (Name and Address)



                                                                                THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
       -----------------------------------------------------------------------------------------------------------------------------
   OR  1a.  ORGANIZATION'S NAME
            Leaf Funding, Inc.
       -----------------------------------------------------------------------------------------------------------------------------
       1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                        MIDDLE NAME            SUFFIX

----------------------------------------------------------------- --------------------------------- ------- -------------- ---------
1c.  MAILING ADDRESS                                              CITY                              STATE   POSTAL CODE    COUNTRY
     110 S. Poplar Street, Suite 101                              Wilmington                        DE      19801          USA
----------------------------------------------------------------- --------------------------------- ------- -------------- ---------
1d.  TAX ID #:   SSN OR     ADD'L INFO    1e.  TYPE OF            1f.  JURISDICTION OF              1g.  ORGANIZATIONAL ID #, if any
                 EIN        RE                 ORGANIZATION            ORGANIZATION
                            ORGANIZATION
                            DEBTOR
                                               Corporation                    Delaware               3642642
                                                                                                                                NON
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
       -----------------------------------------------------------------------------------------------------------------------------
       2a.  ORGANIZATION'S NAME
   OR
       -----------------------------------------------------------------------------------------------------------------------------
       2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                        MIDDLE NAME            SUFFIX

----------------------------------------------------------------- --------------------------------- ------- -------------- ---------
2c. MAILING ADDRESS                                               CITY                              STATE   POSTAL CODE    COUNTRY

----------------------------------------------------------------- --------------------------------- ------- -------------- ---------
2d.  TAX ID #:   SSN OR     ADD'L INFO    2e.  TYPE OF            2f.  JURISDICTION OF              2g.  ORGANIZATIONAL ID #, if any
                 EIN        RE                 ORGANIZATION            ORGANIZATION
                            ORGANIZATION
                            DEBTOR

                                                                                                                                NON
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S NAME (of NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) insert only one secured party name (3a or 3b)
       -----------------------------------------------------------------------------------------------------------------------------
       3a. ORGANIZATION'S NAME The Bank of New York, as Trustee for the benefit of the Certificateholders of the Municipal
           Tax-Exempt Trust LEAF 2005
   OR
       -----------------------------------------------------------------------------------------------------------------------------
       3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                        MIDDLE NAME            SUFFIX

----------------------------------------------------------------- --------------------------------- ------- -------------- ---------
3c. MAILING ADDRESS                                               CITY                              STATE   POSTAL CODE    COUNTRY
    101 Barclay Street, 8W                                        New York                          NY      10286          USA
----------------------------------------------------------------- --------------------------------- ------- -------------- ---------
4. This FINANCING STATEMENT covers the following collateral:

         All right, title and interest of Debtor, whether now owned or hereafter acquired, in, to and under all of the assets that constitute the Trust Corpus under that certain Pooling and Servicing Agreement among Seller, Buyer, and the other signatories thereto, dated as of July 13, 2005, as the same may be amended from time to time, all as further described on EXHIBIT A attached hereto.


------------------------------------------------------------------------------------------------------------------------------------
5. ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR CONSIGNEE/CONSIGNOR BALIEE/BAILOR SELLER/BUYER AG. LIEN NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
6. This FINANCIAL STATEMENT is to be filed [for record] (or         7. Check to REQUEST SEARCH REPORT(S) on Debtors(s) All Debtors
   recorded) in the REAL ESTATE RECORDS. Attach Addendum               Debtor 1  Debtor 2 [ADDITION FEE]             [optional]
   [if applicable]
------------------------------------------------------------------------------------------------------------------------------------
8. OPTIONAL FILLER REFERENCE DATA 182332-0004
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A
                                       TO
                            UCC-1 FINANCING STATEMENT

DEBTOR:           Leaf Funding, Inc.

SECURED PARTY:    The Bank of New York, as Trustee for the benefit of the
                  Certificateholders of the Municipal Tax-Exempt Trust LEAF 2005

--------------------------------------------------------------------------------

                  All right, title and interest of Debtor, whether now owned or hereafter acquired, in, to and under the all of the assets that constitute the Trust Corpus.

                  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in that certain Pooling and Servicing Agreement among Debtor, Secured Party and the other signatories thereto, dated as of July 13, 2005, as the same may be amended from time to time (the "Pooling and Servicing Agreement"). A copy of the Pooling and Servicing Agreement and the related Assignments are on file with the Debtor and Secured Party.

                  The following terms used herein shall have the following meanings:

                  "Addition Date": Any Business Day on which Additional Contracts are transferred to the Trustee pursuant to Section
                  2.01 of the Pooling and Servicing Agreement.

                  "Additional Contract": Any Contract transferred to the Trustee on an Addition Date pursuant to Section 2.01 of the Pooling and Servicing Agreement.

                  "Additional Cut-Off Date": Each date as of which an Additional Contract is to be transferred to the Trustee pursuant to
                  Section 2.01 of the Pooling and Servicing Agreement, as specified in the related Assignment.

                  "Assignment": An instrument of assignment substantially in the form attached to the Pooling and Servicing Agreement as Exhibit A pursuant to which the Seller transfers Contracts to the Trustee.

                  "Business Day": A day other than (a) a Saturday or Sunday, or
                  (b) a day on which banking institutions in the city of New York, New York are authorized or obligated by law, regulation, executive order or governmental decree to close.

                  "Collection Period": With respect to any Distribution Date, the period commencing on the first day of the calendar month preceding the calendar month in which such Distribution Date occurs, and ending on the last day of the calendar month preceding the calendar month in which such Distribution Date occurs (or, with respect to the first Collection Period, commencing on the Initial Closing Date and ending on the last day of the calendar month in which the Initial Closing Date occurs).

                  "Contracts": The rights and benefits (but not the obligations) of the Seller under certain (i) state and local government installment payment master agreements, (ii) term lease master agreements and (iii) certain state and local government financing agreements or similar contracts, in each case relating to Equipment to be acquired and used by the Obligor, transferred and assigned to the Trustee pursuant to Section
                  2.01 of the Pooling and Servicing Agreement and from time to time held as a part of the Trust (other than those rights and benefits under Contracts which are Purchased Contracts as of the last day of the Collection Period in which they so become Purchased Contracts).

                  "Determination Date": The twelfth day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in the month following the month in which the Initial Closing Date occurs.

                  "Distribution Date": The twenty-fifth day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in the month following the month in which the Initial Closing Date occurs.

                  "Equipment": To the extent subject to a Contract, the computer equipment or other property which is financed by an Obligor under any Contract, together with all additions, modifications or upgrades thereto and all substitutions and replacements thereof.

                  "Initial Closing Date": The first date on which Contracts are purchased by the Trust pursuant to the Pooling and Servicing Agreement.

                  "Initial Contracts": The Contracts transferred to the Trustee on the Initial Closing Date pursuant to Section 2.01 of the Pooling and Servicing Agreement.

                  "Initial Cut-Off Date": The Initial Closing Date.

                  "LFC": LEAF Financial Corporation, a Delaware corporation.

                  "Obligors": The original obligors under the Contracts and their successors and assigns.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Physical Damage Insurance Policy": Any fire, property damage or other hazard insurance policy or program maintained by any Person (including the Seller or the Obligor) with respect to any Equipment.

                  "Purchased Contract": Any Contract repurchased by the Seller pursuant to Section 2.01, 2.03, 2.04 or 10.02 of the Pooling and Servicing Agreement, or purchased by the Servicer pursuant to Section 3.01 of the Pooling and Servicing Agreement.

                  "Seller": The Debtor.

                  "Servicer": LFC, or its successor in interest or any Successor Servicer appointed as provided in the Pooling and Servicing Agreement.

                  "Successor Servicer": The successor to the Servicer as defined in Section 8.01(c) of the Pooling and Servicing Agreement.

                  "Trust": The Municipal Tax-Exempt Trust LEAF 2005 created by the Pooling and Servicing Agreement, the corpus of which consists of the items listed in Section 2.01 of the Pooling and Servicing Agreement.

                  "Trust Corpus": All right, title and interest of the Seller in and to (i) on the Initial Closing Date, the Initial Contracts as of the Initial Cut-Off Date, and on each Addition Date, the Additional Contracts as of the related Additional Cut-Off Date, and all moneys due and to become due thereunder on or after the Initial Cut-Off Date or Additional Cut-Off Date, as the case may be, (ii) the Equipment, (iii) any proceeds with respect to the Contracts from claims on any Physical Damage Insurance Policy or other insurance covering the Equipment and
                  (iv) the proceeds of any and all the foregoing.

                  "Trustee": The Bank of New York, a New York banking corporation, as Trustee under the Pooling and Servicing Agreement, or its successor in interest or any successor trustee appointed as provided in the Pooling and Servicing Agreement.

                                                                       EXHIBIT D


                       ELIGIBILITY CRITERIA FOR CONTRACTS









                                 (See Attached)

                                    EXHIBIT D

                       ELIGIBILITY CRITERIA FOR CONTRACTS


         Capitalized terms used but not otherwise defined in this Exhibit D shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement (the "Agreement") to which this Exhibit D is attached as an exhibit.

         1. CONCENTRATION LIMITS. On and after the date on which the Pool Balance exceeds $5,000,000, and at all times thereafter until termination of the Trust, the purchase of each Contract by the Trust, assuming it was included with all other Contracts previously purchased by the Trust, either (i) if the Concentration Limits are being met prior to such purchase, must not cause a violation of the Concentration Limits, or (ii) if the Concentration Limits are not being met prior to such purchase, must either maintain or improve the Trust's compliance with each of clauses (a), (b), (c) and (d) in the Concentration Limits. For purposes of this Exhibit D, "Concentration Limits" means, as of any date of determination, the following limits apply:

         (a) the aggregate Outstanding Principal Balance of all Contracts of any one Obligor and its Affiliates as of such date shall be no greater than five percent (5.0%) of the Pool Balance as of such date;

         (b) the aggregate Outstanding Principal Balance of all Contracts of any five (5) Obligors and their respective Affiliates taken together as of such date shall be no greater than fifteen percent (15.0%) of the Pool Balance as of such date;

         (c) the aggregate Outstanding Principal Balance of all Contracts involving Equipment from each single vendor or manufacturer and its Affiliates as of such date shall not exceed (i) in the case of Gateway Inc., seventy percent (70%) of the Pool Balance as of such date, and (ii) in the case of any other single vendor or manufacturer, fifty percent (50%) of the Pool Balance as of such date; and

         (d) the aggregate Outstanding Principal Balance of all Contracts providing for scheduled payments on a monthly basis shall be no less than sixty percent (60%) of the Pool Balance as of such date.

         2. WEIGHTED AVERAGE REMAINING TERM. The acquisition of each Contract, assuming it was purchased by the Trust and included with all other Contracts previously purchased by the Trust, must not cause the weighted average remaining term of all of the Contracts as of such date to exceed forty-eight (48) months.

         3. "ELIGIBLE CONTRACT." No Contract shall be eligible for sale to the Trust unless it meets each of the following criteria:

         (a) the Contract (i) has been originated, and the Equipment relating thereto has been acquired, via the Seller's ordinary course of business and standard policies and procedures and (ii) shall have similar characteristics to other Contracts originated by the Seller and its Affiliates and no procedures adverse to the interests of the Trust or the Certificateholders shall have been used by the Seller in selecting such Contract from other Eligible Contracts originated by the Seller;

         (b) such Contract contains a "Hell or High Water" clause that unconditionally obligates the Obligor to make periodic Contract payments (including taxes), notwithstanding damage to or destruction of the Equipment, or any other event, including obsolescence thereof; provided, however, that each Contract may contain a Nonappropriation Provision;

         (c) (i) such Contract is non-cancelable by the Obligor, (ii) does not contain any early termination option and (iii) all payments payable under such Contract are absolute, unconditional obligations of the Obligor without right to offset for any reason; provided, however, that each Contract may contain a Nonappropriation Provision;

         (d) such Contract contains a provision requiring the Obligor to pay the lessor a Breakage Fee in the event of early termination of the Contract for any reason, in an amount at least sufficient to pay any remaining Premium Amount relating to such Contract at the time of such early termination;

         (e) such Contract is denominated in United States dollars, all payments thereunder are payable in U.S. dollars and there is no option to change the currency or country in which such payments are made;

         (f) each Contract was originated in, and all Equipment is located in, the United States, including its territories and possessions, the Commonwealth of Puerto Rico and the Commonwealth of the Northern Mariana Islands;

         (g) such Contract requires the Obligor to maintain the Equipment in good working order, to bear all the costs of operating the Equipment, including the taxes, maintenance and insurance relating thereto;

         (h) such Contract provides for periodic Contract payments, which are due and payable either on a monthly, calendar quarterly or annual basis;

         (i) subject to any Nonappropriation Provision, such Contract provides that the Servicer may accelerate all Contract payments if the Obligor is in default under such Contract;

         (j) subject to any Nonappropriation Provision, such Contract provides that in the event of a casualty loss, the Servicer may require the Obligor, at the Obligor's expense, to pay Servicer the sum of all unpaid rents and other payments due under such Contract, all accelerated future payments due under such Contract (discounted to a present value payoff amount);

         (k) (i) such Contract provides that the Obligor may not elect to utilize any security deposit thereunder to offset any payment thereunder and
(ii) the Outstanding Principal Balance and any other valuation information with respect to such Contract does not include the amount of any security deposits held by the Seller or the Servicer;

         (l) such Contract shall not be modified, waived, or amended in any way which would make it fail to comply with all of the Eligibility Criteria or which could otherwise adversely affect the lessor, its assigns or obligees (provided that a Contract may be modified or amended as expressly provided in Section 3.01(a)(i) of the Agreement);

         (m) (i) the maximum remaining term of such Contract shall not exceed eighty-four (84) months and (ii) the term of such Contract shall expire (without any party having the right to further extend the term), and the final payment from the Obligor on such Contract shall be due, on or prior to May 31, 2044;

         (n) the applicable vendor or manufacturer of all Equipment related to such Contract will be paid in full for such Equipment out of the purchase price paid by the Trust, and no amounts will remain payable to such vendor or manufacturer, as of close of business on the Closing Date when such Contract is acquired by the Trust;

         (o) such Contract was created in compliance with, and, on the date it is purchased by the Trust, does not contravene in any material respect, any applicable law;

         (p) subject to any Nonappropriation Provision, such Contract will at all times be the legal, valid and binding payment obligation of the Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

         (q) such Contract has not been satisfied, subordinated or rescinded;

         (r) neither such Contract nor the Seller is subject to any provision prohibiting or restricting the transfer of the Seller's interests in such Contract to the Trust;

         (s) such Contract is either (i) not subject to any foreign withholding tax or (ii) provides for a "gross-up" or indemnity of any payments upon the imposition of any such tax;

         (t) with respect to any Contract that is a finance lease, such Contract is secured by a first priority perfected security interest in the Equipment;

         (u) at the time of initial purchase of such Contract by the Trust (i) the Obligor thereunder is not subject to an Insolvency Event and (ii) such Contract is not a Defaulted Contract;

         (v) the Contract does not have an Outstanding Principal Balance in excess of $400,000;

         (w) the Obligor on the Contract has a current Credit Rating of at least
(i) "BBB" by S&P and (ii) "Baa2" by Moody's (for the avoidance of doubt, the failure to maintain the Credit Rating by either Moody's or S&P (or both) at the required level will result in failure to meet the Eligibility Criteria unless Certificateholder consent is obtained as provided in this paragraph (w));

         (x) the Contract Rate must be a fixed rate equal to at least the Minimum Contract Rate relating thereto based upon (i) the remaining average life of such Contract as of the first day of the calendar month in which the Contract is being acquired by the Trust, (ii) the Applicable Margin and (iii) any Premium Margin applicable thereto;

         (y) at the time of initial purchase of such Contract by the Trust, the Outstanding Principal Balance of such Contract must be at least $50,000; and

         (z) each Contract provides for payments which fully amortize the amount financed.

                                                                       EXHIBIT E

                        FORM OF DISTRIBUTION DATE REPORT









                                 (See Attached)

                                                                       EXHIBIT F
                                          INVESTOR CERTIFICATION


Date:


The Bank of New York, as Trustee
101 Barclay Street, 8W
New York, NY 10286
Attn:  Asset Backed Securities Group


                  In accordance with Section 4.02 of the Pooling and Servicing Agreement dated as of July 13, 2005 (the "Agreement"), among LEAF Funding Inc., as the originator of the Trust and as seller, LEAF Financial Corporation, as the servicer of the Contracts, Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of New York, as the trustee (the "Trustee") with respect to the Adjustable Asset-Backed Certificates - Series A (the "Certificates"), the undersigned hereby certifies and agrees as follows:

                  1. The undersigned is the record or beneficial owner of $________ in Original Principal Amount of the Certificates.

                  2. The undersigned is requesting a password pursuant to
Section 4.02 of the Agreement for access to certain information (the "Information") on the Trustee's website.

                  3. In consideration of the Trustee's disclosure to the undersigned of the Information, or the password in connection therewith, the undersigned will keep the Information and the password confidential and such Information and the password will not, without the prior written consent of the Trustee, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part; provided, that the undersigned may provide the Information and the password to (i) persons to whom the undersigned has sold or assigned beneficial or participation interests in the Certificates, (ii) outside persons as are assisting the undersigned in connection with the Certificates, (iii) the undersigned's accountants and attorneys and (iv) governmental, banking or other regulatory authorities to which the undersigned is subject.

                  4. The undersigned will not use or disclose the Information or the password in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Certificate pursuant to Section 5 of the Securities Act.

                  5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Trustee for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

                  6. Capitalized terms used by not defined herein shall have the respective meanings assigned thereto in the Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereby by its duly authorized officer, as of the day and year written above.



                                            ___________________________________
                                            Beneficial Owner


                                            By:________________________________
                                            Title:_____________________________
                                            Company:___________________________
                                            Phone:_____________________________

                                                                       EXHIBIT G


                      FORM OF CONFIRMATION OF REGISTRATION

                                     [Date]

[Certificateholder]
[Address]

         Re: Confirmation of Registration of Book-Entry Adjustable Asset-Backed Certificates - Series A, Representing an Interest in Municipal Tax-Exempt Trust LEAF 2005 (the "Trust")
                  --------------------------------------------------------------

Ladies and Gentlemen:

         This will confirm that as of the date appearing above, you (the "Certificateholder") are recorded on the books of the undersigned Trustee maintained for such purpose as the holder of a book-entry Certificate in the aggregate Original Principal Amount of $__________ (the "Book-Entry Certificate") issued by the Trust under that certain Pooling and Servicing Agreement (the "Agreement") dated as of July 13, 2005 among LEAF Funding Inc., as originator of the Trust and seller of the Contracts, LEAF Financial Corporation, as servicer of the Contracts, Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of New York, as trustee (the "Trustee"), which Book-Entry Certificate is registered in your name as Certificateholder on the books of the undersigned Trustee, in its capacity as such under the Agreement.

         Capitalized terms appearing but not otherwise expressly defined herein shall have the meanings assigned therein in the Agreement.

         This letter is for your information only. THIS CONFIRMATION IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY. Delivery of this letter, in of itself, confers no rights on the recipient. This letter is merely a record of the registration of the above-noted interest of the Certificateholder on the books of the Trustee on the date hereof, and such confirmation is made only as of the date hereof.

         The records of the Trustee maintained for such purpose are the sole and exclusive evidence of ownership of beneficial interests in the Book-Entry Certificate. Any transfers of interests in the Book-Entry Certificate are subject to the restrictions and requirements set forth on the Book-Entry Certificate and, by reference therein, under the Agreement. Reference is hereby generally made to the Agreement, as though fully set forth herein. No Certificateholder shall be entitled to receive a Definitive Certificate except under the circumstances described in Sections 6.06 of the Agreement.

         The duties of the Trustee in respect of the Book-Entry Certificate are limited to those expressly set forth in the Agreement, and the Trustee is entitled, among other things, to the protections and benefits set forth therein.

         The Trustee in no way warrants or makes any representations as to the validity, sufficiency or enforceability of the Book-Entry Certificate. The Book-Entry Certificate does not represent an obligation of, and is not in any respect guaranteed by, the Trustee under the Agreement.

         Each Certificateholder, by accepting its interest in the Book-Entry Certificate, accepts the terms and conditions set forth in the Agreement.

                                     Very truly yours,

                                     THE BANK OF NEW YORK, in its capacity as
                                     Trustee under the Agreement


                                     By:_____________________________________
                                     Name:
                                     Title:

                                                                     EXHIBIT H-1

                         FORM OF TRANSFEREE CERTIFICATE
                                                              ____________, 200_


The Bank of New York, as Trustee
101 Barclay Street, 8W
New York, NY 10286
Attn: Asset Backed Securities Group

       Re:  Adjustable Asset-Backed Certificates - Series A (the "Certificates")
            --------------------------------------------------------------------

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by ______________ (the "Transferor") to __________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") having an Original Principal Amount as of its date of issuance of $________. The Certificates were issued pursuant to the Pooling and Servicing Agreement dated as of July 13, 2005 (the "Agreement"), among LEAF Funding Inc., as originator of the Trust and as seller, LEAF Financial Corporation, as servicer of the Contracts, Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of New York, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Agreement. The Transferee hereby certifies, represents and warrants to you, as Trustee, that:

                  1. The Transferee is acquiring the Transferred Certificate for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

                  2. The Transferee understands that (a) the Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Seller nor the Trustee is obligated so to register or qualify the Certificates and (c) the Certificates may not be resold or transferred unless they are (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Trustee has received either (A) certifications from both the Transferor and the Transferee (substantially in the forms attached to the Agreement) setting forth the facts surrounding the transfer or (B) an Opinion of Counsel satisfactory to the Trustee delivered by counsel to the Transferor and/or the Transferee with respect to the availability of such exemption, together with copies of the certification(s) from the Transferor and/or Transferee setting forth the facts surrounding the transfer upon which such opinion is based.

                  3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Sections 6.02 and 6.05 of the Agreement, which provisions it has carefully reviewed, and that the Transferred Certificate will bear a legend substantially to the following effect:

THIS CERTIFICATE IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRUST THAT NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (I) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3), (7) OR (8) OF REGULATION D UNDER THE SECURITIES ACT, OR (II) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER AND THAT IS AWARE THAT THE OFFER, RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.

                                     H-1-1

                  4. Neither the Transferee nor anyone acting on its behalf has
(a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (d) hereof) would constitute a distribution of any Certificate under the Securities Act, would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of any Certificate pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate.

                  5. The Transferee has been furnished with all information regarding (a) the Seller, the Servicer and the Trustee, (b) the Certificates and distributions thereon, (c) the Agreement, and (d) all related matters, that it has requested.

                  6. The Transferee is an "accredited investor" as defined in Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.


                                            Very truly yours,



                                            (Transferee)

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                     H-1-2

                                                                     EXHIBIT H-2

                         FORM OF TRANSFEREE CERTIFICATE
                                    FOR QIBs

                                                          _____________ __, 200_

The Bank of New York, as Trustee
101 Barclay Street, 8W
New York, NY 10286
Attn: Asset Backed Securities Group

        Re: Adjustable Asset-Backed Certificates - Series A (the "Certificates")
            --------------------------------------------------------------------

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _______________ the "Transferor") to _____________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") having an Original Principal Amount as of its date of issuance of $________. The Certificates were issued pursuant to the Pooling and Servicing Agreement dated as of July 13, 2005 (the "Agreement"), among LEAF Funding Inc., as originator of the Trust and as seller, LEAF Financial Corporation, as servicer of the Contracts, Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of New York, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Agreement. The Transferee hereby certifies, represents and warrants to you, as Trustee, that:

                  1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect.

                  2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificate for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person who the transferor reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act purchasing for its own account or for the account of a qualified institutional buyer and that is aware that the offer, resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                  3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Sections 6.02 and 6.05 of the Agreement, which provisions it has carefully reviewed, and that the Transferred Certificate will bear a legend substantially to the following effect:

                  THIS CERTIFICATE IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRUST THAT NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (I) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3), (7) OR (8) OF REGULATION D UNDER THE SECURITIES ACT, OR (II) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER AND THAT IS AWARE THAT THE OFFER, RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.

                                     H-2-1

                  4. The Transferee has been furnished with all information regarding (a) the Seller, the Servicer and the Trustee, (b) the Certificates and distributions thereon, (c) the Agreement, and (d) all related matters, that it has requested.

                                            Very truly yours,



                                            (Transferee)

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________



                                     H-2-2